UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – September 30, 2010

Item 1: Reports to Shareholders

Vanguard Strategic Equity Fund
Annual Report

September 30, 2010

> Vanguard Strategic Equity Fund returned almost 14% for the fiscal year ended September 30, 2010, lagging both its benchmark and its peers.

> The broad U.S. stock market returned about 11%, with mid- and small-capitalization companies slightly outpacing their large-cap counterparts.

> Information technology and industrials stocks weighed most heavily on the fund’s performance against the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Strategic Equity Fund	13.71%
MSCI US Small + Mid Cap 2200 Index	16.78
Mid-Cap Core Funds Average	14.36
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$14.52	$16.30	$0.200	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Equity Fund returned almost 14% for the fiscal year ended September 30, 2010. The fund’s return trailed that of its benchmark, the MSCI US Small + Mid Cap 2200 Index, and the average return of its peers.

Most of the fund’s underperformance against the benchmark can be attributed to the subpar performance of its information technology and industrials stocks. Overall, seven of the fund’s ten sectors came up short.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

2

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raised questions about the prospects for total returns in a fixed income market where yields hovered near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Information technology, industrials weighed most on fund’s performance
Vanguard Strategic Equity Fund experienced more setbacks than successes for the fiscal year as it trailed its benchmark and competing funds. The fund’s manager, Vanguard Quantitative Equity Group, uses

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

computer models that seek to match the sector allocations and risk characteristics of the fund’s benchmark while identifying individual stocks that can help it outperform the benchmark. While this quantitative approach is careful and disciplined, there will be times––as with any investment strategy––when the fund does not surpass its benchmark.

Over the course of the year, the fund’s performance, like that of the broad stock market, was uneven. The fund rose about 14% for the first six months of the period as the stock market continued the rally that began in March 2009. However, as concerns spread about the health of the U.S. economy and Europe’s debt crisis worsened, it struggled to a return of about –0.4% in the second half of the fiscal year despite a surge of about 11% in September.

Information technology and industrials stocks were the biggest restraint on the fund’s relative performance. Within the information technology sector, computer storage companies accounted for much of the shortfall. Elsewhere in the sector, advances in the fund’s software stocks weren’t enough to offset declines among internet, semiconductor, and electronic equipment companies.

Within the fund’s industrial holdings, weakness was evident in airlines, trucking, machinery, construction, and office services. While the fund owned a

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.30%	1.32%

The fund expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mid-Cap Core Funds.

4

substantial stake in a prominent airline at the beginning of the fiscal period, it sold much of the holding before the stock began to rise and ended up missing eventual gains.

Although energy is one of the fund’s smaller sectors, these stocks also weighed on relative performance. The fund experienced its biggest shortfall among coal mining companies. Although the performance of these stocks was so-so in general, the fund’s holdings struggled.

The financial sector provided the greatest lift against the benchmark. Real estate management and mortgage companies suffered severe declines during the financial crisis, and those areas are still well off their highs of several years ago. But the fund’s computer model identified a few resilient firms that made steady gains over the past year as the economy slowly improved.

Strength relative to the benchmark also came from the health care sector, where a few pharmaceutical companies and a health care distributor made a difference. Although the consumer discretionary sector didn’t provide an advantage against the benchmark, its 24% return was the fund’s highest and contributed the most to overall return.

Ten-year performance offers more meaningful view
Although Vanguard Strategic Equity Fund did not keep pace with its comparative

Total Returns
Ten Years Ended September 30, 2010
Average
Annual Return
Strategic Equity Fund	4.84%
Spliced Small and Mid Cap Index	4.83
Mid-Cap Core Funds Average	2.71

Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

standards during fiscal-year 2010, its long-term performance is more revealing. For the ten years ended September 30, the fund’s average annual return of 4.84% is nearly identical to the benchmark’s return of 4.83% and more than 2 percentage points higher than the mid-cap core funds’ average return of 2.71%.

The fund’s ten-year returns are not exceptional, but they were achieved during a decade that was defined by two major bear markets. In comparison, the broad U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index, returned 0.41%.

Like many active quantitative managers, Vanguard Quantitative Equity Group has struggled with unusual volatility and rallies in which the seemingly stronger and more attractively valued companies favored by its models have trailed the market’s more speculative stocks. Like any stock market dynamic, this one will eventually change course. We remain confident that when it does, the advisor’s disciplined, quantitative stock selection techniques can put it in a position to deliver highly competitive long-term returns. Its efforts are aided by the fund’s low costs, which help shareholders keep more of the return, an advantage that can compound over time.

Lessons to be learned through market’s bounces
It’s common for stock market returns to proceed unevenly in any given year, but the Strategic Equity Fund’s journey in 2010 was especially jagged. If not for September’s sharp increase, most of the gains achieved in the period’s first half would have been wiped out.

The past year’s market turbulence offered a lesson in the benefits of balance, diversification, and a long-term investment plan. Instead of trying to predict the market’s next move, we counsel investors to hold a portfolio that is diversified across and within the major asset classes of stocks, bonds, and money market instruments and consistent with your goals, risk tolerance, and time horizon.

The Strategic Equity Fund is expected to go through up and down periods. But we continue to have confidence in Vanguard Quantitative Equity Group’s underlying stock selection methodology and the fund’s long-term strategy. We believe the fund can play a useful part as a mid-and small-cap component of a low-cost, well-balanced investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2010

6

Advisor’s Report

For the fiscal year ended September 30, the Strategic Equity Fund returned 13.71% and the MSCI US Small + Mid Cap 2200 Index gained 16.78%. The period started with two strong quarters. The market then declined by more than 10%, weighed down by investors’ concerns over sovereign debt and doubts about economic recovery, before returning almost to its March levels during September’s rally. The growth rate of the U.S. economy has declined steadily since the fourth quarter of 2009, when GDP grew at a 5.0% annual rate; that was followed by a 3.7% rate in the first quarter of 2010 and a 1.6% rate in the second. Although corporate earnings have been strong and may remain so, nearly 10% unemployment, lingering sovereign debt concerns, and doubts about the strength of economic growth have left investors cautious about the outlook for equities.

These sudden changes in the market’s direction reinforce our conviction that attempting to time our investments is not profitable. Our aim, instead, is to identify individual stocks that may outperform over the long run. To select these stocks, we use a model with five components: valuation, growth, management decisions, market sentiment, and quality. Each component is itself a model, with several underlying parts. Each of the five models can yield superior stock selections, but combining them creates a stronger indicator than any individual signal. Each individual model goes through periods of over- or underperformance; combining them dampens the cyclicality and improves the overall results, although our overall model also experiences periods when it does not match the benchmark return.

Our process displays a preference for stocks that have a low multiple on earnings or cash flow, with growth and other fundamental characteristics that are similar to or better than those of their peers. Our valuation model assesses the price we pay for earnings and cash flows relative to other stocks of the same size in an industry. Because buying cheap earnings that are shrinking is not a compelling strategy, we use our growth model to evaluate each company’s earnings growth prospects, again relative to its peers. We measure a firm’s ability to sustain earnings growth with our quality model, which analyzes balance sheet strength and returns on invested capital. We consider management’s opinions through our management decisions model, which evaluates capital spending and debt and stock issuance. Finally, we use our market sentiment model to capture investors’ opinions of a company as reflected in market activity.

We then use the results of our overall model to construct our portfolio, with the goal of minimizing exposure to risks that our research indicates do not improve returns. Thus, we are always fully invested and do not try to add value by over- or underweighting sectors. Our portfolio’s

7

major risk factors, such as market capitalization and beta, will closely match the benchmark’s. Finally, we want to hold many small stakes, so we own a portfolio with several hundred holdings. This means that our return will be determined by how our model performs, not by one or two stocks.

For the past year, our portfolios have lagged their benchmarks, hurt primarily by investors’ rapidly changing views of the economic future. At times like these, investors tend to trade securities as quickly as possible. This puts a premium on liquidity, and means that more finely grained distinctions among stocks are not as important as overall market exposure. As investors become less uncertain, we believe they will once again focus on the fundamental differences among stocks and prefer companies with strong fundamentals and low multiples.

Over the last year, the best-performing industries were automobiles, household products, and media. Among the laggards were diversified financial firms, commercial services companies, and banks.

At the individual stock level, Valassis Communications, Dana Holdings, and Wyndham Worldwide were among our best performers. On the other hand, Western Digital, Micron Technology, and NRG Energy pulled down returns.

We cannot predict the strength or timing of economic recovery, but we continue to believe that stocks are an important part of a diversified investment plan, as is a portfolio of companies with lower relative price/earnings and price/cash flow ratios, growth rates near the market’s overall rate, a higher return on equity, quality balance sheets, and positive market sentiment.

We thank you for your investment and look forward to the coming year.

James D. Troyer, CFA Principal and Portfolio Manager

Joel M. Dickson, Ph.D.
Prinicipal and Head Vanguard Active Quantitative Equity Management

Vanguard Quantitative Equity Group

October 20, 2010

8

Strategic Equity Fund

Fund Profile
As of September 30, 2010

Portfolio Characteristics
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Number of Stocks	561	2,176	3,920
Median Market Cap	$3.4B	$3.5B	$27.3B
Price/Earnings Ratio	15.4x	22.2x	17.1x
Price/Book Ratio	2.2x	1.9x	2.1x
Return on Equity	13.3%	13.0%	19.1%
Earnings Growth Rate 10.5%		6.3%	6.4%
Dividend Yield	1.4%	1.3%	1.8%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	60%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.30%	—	—
30-Day SEC Yield	0.44%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Consumer
Discretionary	16.1%	15.9%	11.7%
Consumer Staples	4.0	3.8	10.1
Energy	7.6	7.2	9.7
Financials	18.3	19.1	16.6
Health Care	11.4	10.6	11.2
Industrials	12.9	13.6	11.1
Information
Technology	16.8	16.9	19.0
Materials	6.4	6.4	4.2
Telecommunication
Services	0.9	1.4	2.9
Utilities	5.6	5.1	3.5

Volatility Measures
	MSCI US
	Small +	DJ
	Mid Cap	U.S. Total
	2200	Market
	Index	Index
R-Squared	0.99	0.95
Beta	1.00	1.18

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cooper Industries PLC	Electrical
	Components &
	Equipment	1.0%
Altera Corp.	Semiconductors	1.0
Joy Global Inc.	Construction &
	Farm Machinery &
	Heavy Trucks	1.0
Unum Group	Life & Health
	Insurance	1.0
Dr Pepper Snapple	Soft Drinks
Group Inc.		1.0
Eastman Chemical Co.	Diversified
	Chemicals	1.0
AmerisourceBergen	Health Care
Corp. Class A	Distributors	1.0
Wyndham Worldwide	Hotels, Resorts &
Corp.	Cruise Lines	1.0
CenterPoint Energy Inc.	Multi-Utilities	0.9
Rovi Corp.	Systems Software	0.9
Top Ten		9.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratio was 0.30%.

9

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Strategic Equity Fund	13.71%	-1.47%	4.84%	$16,046
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	0.41	10,421
Spliced Small and Mid Cap Index	16.78	2.48	4.83	16,020
Mid-Cap Core Funds Average	14.36	1.98	2.71	13,065

Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

10

Strategic Equity Fund

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

11

Strategic Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (16.0%)
	Wyndham
	Worldwide Corp.	1,074,083	29,505
	Ross Stores Inc.	527,762	28,826
*	Dollar Tree Inc.	587,720	28,657
	Whirlpool Corp.	311,311	25,204
	Williams-Sonoma Inc.	766,500	24,298
*	Valassis
	Communications Inc.	696,230	23,595
	Limited Brands, Inc.	767,800	20,562
	DR Horton Inc.	1,701,802	18,924
*	TRW Automotive
	Holdings Corp.	453,648	18,854
	Darden Restaurants Inc.	433,532	18,546
*	Tempur-Pedic
	International Inc.	569,999	17,670
*	Liberty Media Corp. -
	Interactive	1,169,500	16,034
*	Big Lots Inc.	482,185	16,033
*	Aeropostale Inc.	606,425	14,099
	Gannett Co. Inc.	1,151,350	14,081
	Cablevision
	Systems Corp. Class A	476,700	12,485
	Autoliv Inc.	170,514	11,140
*	Liberty Media Corp. -
	Capital	195,900	10,199
*	Talbots Inc.	769,300	10,078
*	Warnaco Group Inc.	181,859	9,298
*	Panera Bread Co. Class A	98,062	8,689
*	Jo-Ann Stores Inc.	166,538	7,419
	Bob Evans Farms Inc.	254,951	7,156
	Sotheby’s	188,800	6,952
*	Tenneco Inc.	239,895	6,950
	Cracker Barrel Old
	Country Store Inc.	134,823	6,844
	Meredith Corp.	175,920	5,860
*	Denny’s Corp.	1,838,665	5,718

			Market
			Value
		Shares	($000)
*	Ulta Salon Cosmetics &
	Fragrance Inc.	172,700	5,043
*	Dana Holding Corp.	407,025	5,015
*	Domino’s Pizza Inc.	379,200	5,013
	Scholastic Corp.	160,174	4,456
*	Fossil Inc.	77,600	4,174
	PF Chang’s China Bistro Inc.	89,802	4,149
*	Helen of Troy Ltd.	152,500	3,857
*,^	Beazer Homes USA Inc.	714,040	2,949
	Wynn Resorts Ltd.	33,900	2,942
*	Chipotle Mexican Grill Inc.
	Class A	16,600	2,855
	Advance Auto Parts Inc.	45,600	2,676
	Brinker International Inc.	117,500	2,216
	DeVry Inc.	40,000	1,968
*	Lincoln Educational
	Services Corp.	126,871	1,828
*	AFC Enterprises Inc.	136,445	1,692
*	Career Education Corp.	73,200	1,572
*	New York Times Co.
	Class A	173,900	1,346
	Hillenbrand Inc.	61,800	1,329
*	Papa John’s International Inc.	50,000	1,319
*	HSN Inc.	38,600	1,154
*	Pier 1 Imports Inc.	125,900	1,031
	Cato Corp. Class A	36,294	971
	Finish Line Inc. Class A	59,300	825
*	Journal Communications Inc.
	Class A	171,561	774
*	Steven Madden Ltd.	15,167	623
*	Lear Corp.	7,800	616
*	DSW Inc. Class A	21,100	606
	Dillard’s Inc. Class A	25,400	600
	Service Corp. International	67,007	578
*	Liberty Media Corp. - Starz	8,900	577
*	Cheesecake Factory Inc.	21,800	577
*	Belo Corp. Class A	92,500	573
*	Shutterfly Inc.	21,800	567
*	EW Scripps Co. Class A	67,900	535
*	Winnebago Industries Inc.	51,100	532

12

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Jones Apparel Group Inc.	23,000	452
*,^	Hovnanian Enterprises Inc.
	Class A	112,900	444
*	J Crew Group Inc.	12,300	414
*	Ruby Tuesday Inc.	33,100	393
*	Biglari Holdings Inc.	1,160	381
*	Standard Pacific Corp.	94,800	376
	Blyth Inc.	9,000	371
*	Jakks Pacific Inc.	21,000	370
	Leggett & Platt Inc.	13,500	307
*	Skechers U.S.A. Inc. Class A	13,000	305
*	Kenneth Cole
	Productions Inc.
	Class A	17,900	298
	Mattel Inc.	10,900	256
*	Deckers Outdoor Corp.	3,900	195
	American Greetings Corp.
	Class A	10,200	190
*	Brookfield Homes Corp.	20,200	165
			496,131
Consumer Staples (4.0%)
	Dr Pepper Snapple
	Group Inc.	855,308	30,381
	Del Monte Foods Co.	1,786,045	23,415
	Mead Johnson
	Nutrition Co.	240,760	13,702
*	Revlon Inc. Class A	561,426	7,085
	Ruddick Corp.	182,300	6,322
	Lancaster Colony Corp.	121,619	5,777
	Tyson Foods Inc. Class A	342,500	5,487
	Andersons Inc.	128,445	4,868
*	Central Garden and Pet Co.
	Class A	449,679	4,659
	Herbalife Ltd.	73,029	4,407
*	Boston Beer Co. Inc.
	Class A	63,800	4,266
	Sanderson Farms Inc.	94,700	4,100
*	Whole Foods Market Inc.	66,500	2,468
	Universal Corp.	55,336	2,218
	Casey’s General Stores Inc.	29,735	1,241
	Vector Group Ltd.	63,315	1,184
*	United Natural Foods Inc.	29,200	968
*	Central Garden and Pet Co.	73,251	757
	National Beverage Corp.	31,100	435
	Cal-Maine Foods Inc.	13,700	397
			124,137
Energy (7.5%)
*	FMC Technologies Inc.	427,800	29,215
	Helmerich & Payne Inc.	692,542	28,020
	El Paso Corp.	2,070,854	25,637
	Pioneer Natural
	Resources Co.	305,100	19,841
	Core Laboratories NV	204,000	17,960
*	Newfield Exploration Co.	311,151	17,873

			Market
			Value
		Shares	($000)
*	Whiting Petroleum Corp.	131,100	12,521
*	Oil States International Inc.	264,428	12,309
	SM Energy Co.	292,300	10,950
	Cimarex Energy Co.	151,225	10,008
	World Fuel Services Corp.	384,324	9,996
*	Stone Energy Corp.	394,512	5,811
*	International Coal
	Group Inc.	824,283	4,385
*	Rosetta Resources Inc.	145,745	3,424
	Southern Union Co.	133,442	3,211
*	Concho Resources Inc.	48,500	3,209
*	Rowan Cos. Inc.	104,900	3,185
*	Brigham Exploration Co.	118,566	2,223
	QEP Resources Inc.	49,500	1,492
*	Gulfport Energy Corp.	95,696	1,324
*	Warren Resources Inc.	325,000	1,290
*	Tetra Technologies Inc.	94,990	969
*	McMoRan Exploration Co.	46,500	800
*	Forest Oil Corp.	25,900	769
*	Complete Production
	Services Inc.	37,400	765
*	Venoco Inc.	35,600	699
*	Gastar Exploration Ltd.	135,324	544
*	ION Geophysical Corp.	104,200	536
	Sunoco Inc.	14,300	522
*	Cloud Peak Energy Inc.	26,200	478
*	Swift Energy Co.	16,600	466
*	Petroquest Energy Inc.	76,400	465
*	Gran Tierra Energy Inc.	59,500	459
*	Energy XXI Bermuda Ltd.	19,000	439
	Berry Petroleum Co. Class A	13,800	438
*	Unit Corp.	11,500	429
	W&T Offshore Inc.	40,300	427
*	Crosstex Energy Inc.	48,575	384
*	OYO Geospace Corp.	4,100	237
			233,710
Financials (18.1%)
	Unum Group	1,387,835	30,741
	Platinum Underwriters
	Holdings Ltd.	588,700	25,620
	Torchmark Corp.	455,647	24,213
	Bank of Hawaii Corp.	536,164	24,084
*	Arch Capital Group Ltd.	248,892	20,857
	New York Community
	Bancorp Inc.	1,109,870	18,035
	Ventas Inc.	329,528	16,994
	American Financial
	Group Inc.	539,689	16,504
	Macerich Co.	354,328	15,218
	SL Green Realty Corp.	234,300	14,838
	Plum Creek Timber Co. Inc.	397,400	14,028
	Cullen/Frost Bankers Inc.	222,256	11,973
*	CB Richard Ellis Group Inc.
	Class A	638,700	11,675
	Nelnet Inc. Class A	503,512	11,520

13

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Rayonier Inc.	212,850	10,668
	RenaissanceRe
	Holdings Ltd.	177,700	10,655
	CBL & Associates
	Properties Inc.	812,624	10,613
	Highwoods Properties Inc.	270,246	8,775
	Jefferies Group Inc.	379,800	8,618
	Hospitality Properties Trust	362,400	8,092
	BOK Financial Corp.	174,621	7,881
	Sun Communities Inc.	255,843	7,854
*,^	World Acceptance Corp.	177,268	7,828
	AvalonBay Communities Inc.	74,500	7,743
*	Credit Acceptance Corp.	126,279	7,647
	UMB Financial Corp.	212,788	7,556
	Cash America
	International Inc.	213,500	7,473
	NBT Bancorp Inc.	338,230	7,465
	Jones Lang LaSalle Inc.	82,700	7,135
*	Ezcorp Inc. Class A	350,217	7,018
	Brandywine Realty Trust	559,032	6,848
	Bank of the Ozarks Inc.	183,987	6,824
	Federated Investors Inc.
	Class B	281,330	6,403
	Equity Lifestyle
	Properties Inc.	108,383	5,905
	City Holding Co.	192,455	5,903
	Colonial Properties Trust	313,160	5,070
	Unitrin Inc.	199,162	4,858
	Duke Realty Corp.	392,800	4,553
*	Ashford Hospitality
	Trust Inc.	501,690	4,540
	Pennsylvania Real Estate
	Investment Trust	378,182	4,485
	Parkway Properties Inc.	290,075	4,293
	International
	Bancshares Corp.	238,425	4,027
	American Campus
	Communities Inc.	127,400	3,878
*	CIT Group Inc.	95,000	3,878
*	SLM Corp.	333,300	3,850
*	Cardtronics Inc.	242,676	3,745
	Provident Financial
	Services Inc.	293,425	3,627
	Republic Bancorp Inc.
	Class A	153,611	3,246
	Reinsurance Group of
	America Inc. Class A	63,307	3,057
	Montpelier Re Holdings Ltd.	176,200	3,052
	Community Bank
	System Inc.	132,561	3,050
*	AmeriCredit Corp.	123,300	3,016
	Apartment Investment &
	Management Co.	140,400	3,002
	Mid-America Apartment
	Communities Inc.	48,808	2,845

			Market
			Value
		Shares	($000)
	Ares Capital Corp.	181,412	2,839
	Westamerica Bancorporation	51,819	2,824
	Bancfirst Corp.	65,783	2,662
	Post Properties Inc.	94,500	2,638
	Extra Space Storage Inc.	164,400	2,637
*	Strategic Hotels &
	Resorts Inc.	620,700	2,632
	Advance America Cash
	Advance Centers Inc.	648,588	2,614
*	FPIC Insurance Group Inc.	72,140	2,531
*	First Cash Financial
	Services Inc.	84,501	2,345
	First Financial
	Bankshares Inc.	48,210	2,265
*	iStar Financial Inc.	729,905	2,234
*	Altisource Portfolio
	Solutions SA	70,447	2,194
	Lexington Realty Trust	306,000	2,191
	Prosperity Bancshares Inc.	62,200	2,020
*	Alleghany Corp.	6,400	1,939
	Provident New York
	Bancorp	209,469	1,757
	Arrow Financial Corp.	67,678	1,697
	Tompkins Financial Corp.	39,520	1,567
	FBL Financial Group Inc.
	Class A	51,500	1,338
	First Citizens BancShares Inc.
	Class A	6,500	1,204
	Flagstone Reinsurance
	Holdings SA	107,400	1,140
	NewAlliance Bancshares Inc.	88,204	1,113
*	ProAssurance Corp.	19,017	1,095
	Winthrop Realty Trust	82,600	1,021
	Infinity Property &
	Casualty Corp.	20,071	979
	CapLease Inc.	173,700	971
	Southside Bancshares Inc.	51,395	971
*	First Industrial
	Realty Trust Inc.	189,925	963
	U-Store-It Trust	106,477	889
	Camden National Corp.	25,345	878
	GAMCO Investors Inc.	22,300	859
	Boston Private Financial
	Holdings Inc.	126,000	824
	Park National Corp.	11,500	736
*	Meridian Interstate
	Bancorp Inc.	69,866	736
	Medical Properties Trust Inc.	60,000	608
	SCBT Financial Corp.	18,900	590
	Douglas Emmett Inc.	33,600	588
	United Bankshares Inc.	23,285	580
	Erie Indemnity Co. Class A	10,300	577
	Weingarten Realty Investors	26,300	574
	Amtrust Financial
	Services Inc.	35,500	515

14

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Fulton Financial Corp.	52,900	479
	MFA Financial Inc.	61,600	470
	Wintrust Financial Corp.	14,400	467
	Clifton Savings Bancorp Inc.	53,514	460
	Hersha Hospitality Trust	82,500	427
	Abington Bancorp Inc.	40,000	422
	American Physicians
	Capital Inc.	9,357	388
	Great Southern Bancorp Inc.	15,615	340
*	Sunstone Hotel Investors Inc. 35,400		321
	Iberiabank Corp.	6,400	320
	Dime Community
	Bancshares Inc.	22,198	307
	MarketAxess Holdings Inc.	18,000	306
	Protective Life Corp.	13,730	299
	Regency Centers Corp.	6,600	261
	Axis Capital Holdings Ltd.	7,800	257
	First Financial Bancorp	15,400	257
	Horace Mann
	Educators Corp.	14,200	252
*	Beneficial Mutual
	Bancorp Inc.	27,800	249
*	St. Joe Co.	9,700	241
*	FelCor Lodging Trust Inc.	50,419	232
*	Signature Bank	5,900	229
	Alterra Capital Holdings Ltd.	11,500	229
	Baldwin & Lyons Inc.	8,868	226
	1st Source Corp.	9,707	169
*	Avatar Holdings Inc.	2,330	44
	Cousins Properties Inc.	209	2
			562,265
Health Care (11.4%)
	AmerisourceBergen Corp.
	Class A	972,104	29,805
*	Cephalon Inc.	439,600	27,449
	Perrigo Co.	423,800	27,216
	STERIS Corp.	813,743	27,032
	Lincare Holdings Inc.	822,756	20,643
*	Incyte Corp. Ltd.	1,272,400	20,346
*	Emergency Medical
	Services Corp. Class A	358,217	19,075
	Warner Chilcott PLC
	Class A	752,650	16,889
*	Humana Inc.	315,100	15,831
*	Mylan Inc.	587,438	11,050
	Cooper Cos. Inc.	236,615	10,936
	Invacare Corp.	410,354	10,878
*	Waters Corp.	133,300	9,435
*	Endo Pharmaceuticals
	Holdings Inc.	256,925	8,540
*	Hospira Inc.	146,390	8,346
*	Targacept Inc.	355,200	7,935
*	AMERIGROUP Corp.	158,200	6,719
*	Sirona Dental Systems Inc.	177,600	6,401

			Market
			Value
		Shares	($000)
*	American Medical
	Systems Holdings Inc.	297,789	5,831
*	Gentiva Health Services Inc. 229,913		5,024
*	LifePoint Hospitals Inc.	143,135	5,018
*	Magellan Health
	Services Inc.	85,400	4,034
*	Kensey Nash Corp.	120,471	3,480
	Valeant Pharmaceuticals
	International Inc.	130,782	3,276
*	Bruker Corp.	210,087	2,947
*	Health Management
	Associates Inc. Class A	361,348	2,768
*	Par Pharmaceutical Cos. Inc.	88,904	2,585
	Medicis
	Pharmaceutical Corp.
	Class A	77,900	2,310
*	Bio-Rad Laboratories Inc.
	Class A	25,000	2,263
*	DaVita Inc.	32,691	2,257
	Chemed Corp.	39,400	2,245
*	Nabi Biopharmaceuticals	419,767	2,015
*	Cepheid Inc.	103,620	1,939
*	Nektar Therapeutics	123,672	1,827
*	Community Health
	Systems Inc.	56,800	1,759
*	Psychiatric Solutions Inc.	49,800	1,671
*	Akorn Inc.	373,442	1,509
*	Corvel Corp.	35,369	1,501
*	NxStage Medical Inc.	65,100	1,243
*	Mettler-Toledo
	International Inc.	9,251	1,151
*	Life Technologies Corp.	24,200	1,130
*	Impax Laboratories Inc.	56,100	1,111
*	Greatbatch Inc.	47,400	1,099
*	Micromet Inc.	115,342	775
*	Clarient Inc.	171,800	581
*	Catalyst Health
	Solutions Inc.	16,200	570
*	Zymogenetics Inc.	55,000	536
*	PSS World Medical Inc.	23,295	498
*	Enzon Pharmaceuticals Inc.	42,300	476
	Owens & Minor Inc.	16,650	474
*	Salix Pharmaceuticals Ltd.	11,205	445
*	Insulet Corp.	30,100	426
	Universal American Corp.	28,800	425
*	Triple-S Management Corp.
	Class B	22,869	385
*	Genomic Health Inc.	21,308	285
			352,395
Industrials (12.8%)
	Cooper Industries PLC	662,950	32,438
	Joy Global Inc.	445,337	31,316
*	EMCOR Group Inc.	1,018,867	25,054
*	Owens Corning	883,751	22,651
	Rockwell Automation Inc.	366,450	22,621

15

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Timken Co.	499,380	19,156
*	Delta Air Lines Inc.	1,537,200	17,893
	Pitney Bowes Inc.	732,000	15,650
*	Oshkosh Corp.	505,000	13,888
*	United Stationers Inc.	254,961	13,643
*	UAL Corp.	513,100	12,125
*	Stericycle Inc.	171,900	11,944
	Manitowoc Co. Inc.	973,800	11,793
*	Avis Budget Group Inc.	871,900	10,158
	Donaldson Co. Inc.	142,400	6,711
	Cubic Corp.	145,033	5,917
	Triumph Group Inc.	75,583	5,638
	Briggs & Stratton Corp.	274,543	5,219
*	Waste Connections Inc.	121,700	4,827
*	ArvinMeritor Inc.	284,887	4,427
*	EnerSys	172,657	4,311
	AO Smith Corp.	74,300	4,301
	Avery Dennison Corp.	107,900	4,005
	Allegiant Travel Co. Class A	86,273	3,651
*	Consolidated Graphics Inc.	84,973	3,522
	Werner Enterprises Inc.	154,737	3,171
	TAL International Group Inc.	125,905	3,049
	RR Donnelley & Sons Co.	162,600	2,758
	AAON Inc.	113,965	2,680
*	Armstrong World
	Industries Inc.	63,500	2,636
	Textron Inc.	126,500	2,601
*	Powell Industries Inc.	82,031	2,553
	Cintas Corp.	87,300	2,405
	NACCO Industries Inc.
	Class A	26,400	2,307
	Toro Co.	40,200	2,260
*	Ladish Co. Inc.	72,400	2,254
*	Macquarie Infrastructure Co.
	LLC	141,900	2,199
*	M&F Worldwide Corp.	88,000	2,143
	Crane Co.	55,400	2,102
	Schawk Inc. Class A	112,800	2,082
	Dover Corp.	39,100	2,041
*	GenCorp Inc.	413,200	2,033
*	Sauer-Danfoss Inc.	94,043	2,002
*	WABCO Holdings Inc.	45,415	1,905
*	Pacer International Inc.	296,100	1,788
*	Blount International Inc.	135,182	1,721
*	Alaska Air Group Inc.	28,165	1,437
	Standex International Corp.	57,750	1,397
	Ennis Inc.	76,525	1,369
*	Thomas & Betts Corp.	32,800	1,345
*	Amerco Inc.	16,800	1,335
*	Terex Corp.	55,500	1,272
*	Hawaiian Holdings Inc.	211,025	1,264
*	Dollar Thrifty
	Automotive Group Inc.	23,940	1,200
	AZZ Inc.	27,100	1,161
	Regal-Beloit Corp.	19,700	1,156

			Market
			Value
		Shares	($000)
	Nordson Corp.	15,400	1,135
*	Advisory Board Co.	25,300	1,117
	Seaboard Corp.	604	1,070
	Carlisle Cos. Inc.	34,760	1,041
*	URS Corp.	25,000	950
	Tredegar Corp.	48,720	925
	Vicor Corp.	56,790	830
	HNI Corp.	27,466	790
*	Polypore International Inc.	25,500	769
	Corporate Executive
	Board Co.	24,212	764
*	ACCO Brands Corp.	107,615	619
	Deluxe Corp.	31,713	607
*	WESCO International Inc.	15,200	597
	Rollins Inc.	25,100	587
	Lennox International Inc.	13,800	575
*	GrafTech International Ltd.	36,164	565
*	Layne Christensen Co.	21,725	562
	Watts Water
	Technologies Inc. Class A	16,200	552
	Lindsay Corp.	12,700	550
*	Atlas Air Worldwide
	Holdings Inc.	10,200	513
*	ATC Technology Corp.	20,714	512
	Universal Forest
	Products Inc.	17,300	506
	Tennant Co.	16,316	504
*	School Specialty Inc.	38,317	499
	Great Lakes Dredge &
	Dock Corp.	85,000	494
*	APAC Customer
	Services Inc.	85,458	484
	Interface Inc. Class A	33,645	479
*	SFN Group Inc.	79,000	475
*	Corrections Corp. of America	18,800	464
*	Fushi Copperweld Inc.	51,300	446
	Kimball International Inc.
	Class B	75,333	439
	Bowne & Co. Inc.	37,800	428
	Quanex Building
	Products Corp.	23,780	411
*	EnPro Industries Inc.	11,900	372
	Lawson Products Inc.	23,370	357
	Standard Register Co.	42,798	125
*	Trimas Corp.	5,900	88
			396,686
Information Technology (16.7%)
	Altera Corp.	1,056,400	31,861
*	Rovi Corp.	582,008	29,339
*	Red Hat Inc.	705,700	28,934
	Xilinx Inc.	1,087,212	28,931
*	Micron Technology Inc.	3,415,850	24,628
	Earthlink Inc.	2,570,905	23,370
	Computer Sciences Corp.	464,292	21,357
*	Avnet Inc.	774,900	20,930

16

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	SanDisk Corp.	544,600	19,960
*,^	Power-One Inc.	2,023,100	18,390
*	CSG Systems
	International Inc.	989,381	18,036
*	Anixter International Inc.	304,868	16,460
*	Plexus Corp.	554,466	16,274
*	Lexmark International Inc.
	Class A	357,900	15,969
*	VeriFone Systems Inc.	450,950	14,011
	Solera Holdings Inc.	296,380	13,088
*	Isilon Systems Inc.	577,978	12,877
*	Advanced Micro
	Devices Inc.	1,596,100	11,348
*	Teradata Corp.	255,002	9,833
*	RF Micro Devices Inc.	1,568,806	9,632
*	ANSYS Inc.	193,300	8,167
*	Mantech International Corp.
	Class A	200,969	7,958
*	TIBCO Software Inc.	424,069	7,523
*,^	OpenTable Inc.	101,200	6,890
	iGate Corp.	353,714	6,416
*	Acxiom Corp.	378,996	6,011
*	SuccessFactors Inc.	231,700	5,818
*	Aruba Networks Inc.	257,500	5,495
	Factset Research
	Systems Inc.	53,100	4,308
*	QLogic Corp.	242,993	4,286
*	Hewitt Associates Inc.
	Class A	82,522	4,162
*	Gartner Inc.	136,059	4,006
*	SYNNEX Corp.	113,274	3,188
*	Tech Data Corp.	78,300	3,155
*	Netscout Systems Inc.	141,605	2,904
*	Unisys Corp.	88,506	2,469
	MAXIMUS Inc.	35,470	2,184
*	Atmel Corp.	273,200	2,175
*	Manhattan Associates Inc.	72,200	2,119
*	AOL Inc.	85,000	2,104
*	Teradyne Inc.	186,917	2,082
	DST Systems Inc.	42,900	1,924
	Opnet Technologies Inc.	101,324	1,839
	Plantronics Inc.	54,200	1,831
*	Sanmina-SCI Corp.	142,981	1,727
	CTS Corp.	177,152	1,704
*	MercadoLibre Inc.	23,200	1,675
*	Insight Enterprises Inc.	101,600	1,589
*	Avago Technologies Ltd.	67,600	1,522
*	VeriSign Inc.	44,700	1,419
*	Vishay Intertechnology Inc.	125,500	1,215
*	Internap Network
	Services Corp.	231,400	1,136
*	TriQuint Semiconductor Inc. 117,395		1,127
*	InterDigital Inc.	35,800	1,060
*	Ariba Inc.	53,900	1,019
*	Lattice Semiconductor Corp. 195,800		930

			Market
			Value
		Shares	($000)
*	Veeco Instruments Inc.	25,000	872
*	NeuStar Inc. Class A	34,900	868
*	Interactive Intelligence Inc.	48,069	846
*	Kulicke & Soffa
	Industries Inc.	114,500	709
*	Diodes Inc.	41,100	702
	Jabil Circuit Inc.	47,900	690
*	IAC/InterActiveCorp	24,900	654
	Methode Electronics Inc.	69,900	635
*	Quantum Corp.	283,730	602
*	Ultratech Inc.	34,600	592
*	Hittite Microwave Corp.	11,900	567
*	MICROS Systems Inc.	12,800	542
*	Fairchild Semiconductor
	International Inc. Class A	57,400	540
*	MicroStrategy Inc. Class A	6,100	528
*	Entegris Inc.	112,000	523
*	Omnivision
	Technologies Inc.	22,500	518
	Blackbaud Inc.	21,400	514
*	Silicon Image Inc.	107,600	514
*	Knot Inc.	56,300	514
*	Netgear Inc.	18,800	508
*	SMART Modular
	Technologies WWH Inc.	83,000	500
*	Novell Inc.	83,100	496
*	JDS Uniphase Corp.	37,900	470
*	Liquidity Services Inc.	28,700	459
*	Progress Software Corp.	13,600	450
*	MKS Instruments Inc.	24,700	444
*	Volterra Semiconductor Corp.	20,452	440
*	Magma Design
	Automation Inc.	81,800	303
*	IXYS Corp.	20,200	193
	Renaissance Learning Inc.	11,200	114
			516,672
Materials (6.3%)
	Eastman Chemical Co.	407,188	30,132
	Lubrizol Corp.	271,700	28,792
	Celanese Corp. Class A	896,290	28,771
	Walter Energy Inc.	346,450	28,163
	Greif Inc. Class A	286,675	16,868
	Silgan Holdings Inc.	254,372	8,064
	Domtar Corp.	111,200	7,181
	Rock-Tenn Co. Class A	132,958	6,623
*	Century Aluminum Co.	415,186	5,468
	Innophos Holdings Inc.	157,285	5,206
	Schweitzer-Mauduit
	International Inc.	78,039	4,550
	Ashland Inc.	92,300	4,501
	Valspar Corp.	96,500	3,074
*	Clearwater Paper Corp.	30,271	2,303
	Stepan Co.	38,226	2,260
	Buckeye Technologies Inc.	147,758	2,173
	A Schulman Inc.	78,810	1,588

17

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Solutia Inc.	96,600	1,548
*	PolyOne Corp.	119,150	1,440
*	Graphic Packaging
	Holding Co.	383,629	1,281
	Sonoco Products Co.	30,203	1,010
	Cytec Industries Inc.	15,400	868
	Carpenter Technology Corp.	18,000	607
	NewMarket Corp.	5,222	594
*	Titanium Metals Corp.	26,500	529
*	Innospec Inc.	34,400	524
*	KapStone Paper and
	Packaging Corp.	41,100	499
	Haynes International Inc.	13,200	461
*	Kraton Performance
	Polymers Inc.	15,414	418
*	WR Grace & Co.	13,200	369
	Neenah Paper Inc.	19,200	292
	American Vanguard Corp.	21,600	133
			196,290
Telecommunication Services (0.9%)
*	Cincinnati Bell Inc.	3,829,800	10,225
*	tw telecom inc Class A	284,700	5,287
	Frontier
	Communications Corp.	563,800	4,606
	USA Mobility Inc.	184,515	2,958
*	United States Cellular Corp.	59,316	2,727
	Consolidated
	Communications
	Holdings Inc.	68,874	1,286
	Telephone &
	Data Systems Inc.	35,400	1,161
*	Vonage Holdings Corp.	272,000	694
			28,944
Utilities (5.6%)
	CenterPoint Energy Inc.	1,869,208	29,384
	CMS Energy Corp.	1,480,262	26,674
	Oneok Inc.	477,145	21,491
	Atmos Energy Corp.	459,911	13,452
	AGL Resources Inc.	304,910	11,696
	DTE Energy Co.	209,500	9,622
	Integrys Energy Group Inc.	122,000	6,351
	IDACORP Inc.	162,944	5,853
	DPL Inc.	221,100	5,777
	Southwest Gas Corp.	171,000	5,744
	NiSource Inc.	294,400	5,123
*	El Paso Electric Co.	189,200	4,499
	NSTAR	102,655	4,040
	ITC Holdings Corp.	59,600	3,710
	Avista Corp.	161,629	3,375
	Hawaiian Electric
	Industries Inc.	141,780	3,196

			Market
			Value
		Shares	($000)
	NorthWestern Corp.	88,397	2,519
	Nicor Inc.	46,100	2,112
	Pinnacle West Capital Corp.	42,000	1,733
	WGL Holdings Inc.	36,971	1,397
	OGE Energy Corp.	32,900	1,312
	Unisource Energy Corp.	37,700	1,260
	Cleco Corp.	36,700	1,087
	Questar Corp.	50,900	892
	UIL Holdings Corp.	18,400	518
	PNM Resources Inc.	36,835	420
	CH Energy Group Inc.	8,300	367
	Piedmont Natural Gas Co. Inc.	8,700	252
	Laclede Group Inc.	6,900	238
			174,094
Total Common Stocks
(Cost $2,607,586)			3,081,324
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.1%)
2,3	Vanguard Market
	Liquidity Fund,
	0.261%	36,602,985	36,603

		Face
	Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Freddie Mac
	Discount Notes,
	0.296%, 3/31/11	2,000	1,997
4,5	Freddie Mac
	Discount Notes,
	0.281%, 6/21/11	200	200
			2,197
Total Temporary Cash Investments
(Cost $38,800)			38,800
Total Investments (100.5%)
(Cost $2,646,386)			3,120,124
Other Assets and Liabilities (-0.5%)
Other Assets			12,162
Liabilities[3]			(29,144)
			(16,982)
Net Assets (100%)
Applicable to 190,416,447 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,103,142
Net Asset Value Per Share			$16.30

18

Strategic Equity Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,412,514
Undistributed Net Investment Income	17,870
Accumulated Net Realized Losses	(1,801,538)
Unrealized Appreciation (Depreciation)
Investment Securities	473,738
Futures Contracts	558
Net Assets	3,103,142

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,217,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.5%,  respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $12,405,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $2,197,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	52,820
Interest[1]	66
Security Lending	1,232
Total Income	54,118
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,317
Management and Administrative	7,414
Marketing and Distribution	747
Custodian Fees	98
Auditing Fees	26
Shareholders’ Reports	105
Trustees’ Fees and Expenses	7
Total Expenses	9,714
Net Investment Income	44,404
Realized Net Gain (Loss)
Investment Securities Sold	137,737
Futures Contracts	1,113
Realized Net Gain (Loss)	138,850
Change in Unrealized Appreciation (Depreciation)
Investment Securities	235,612
Futures Contracts	633
Change in Unrealized Appreciation (Depreciation)	236,245
Net Increase (Decrease) in Net Assets Resulting from Operations	419,499
1 Interest income from an affiliated company of the fund was $57,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,404	47,590
Realized Net Gain (Loss)	138,850	(1,569,418)
Change in Unrealized Appreciation (Depreciation)	236,245	922,539
Net Increase (Decrease) in Net Assets Resulting from Operations	419,499	(599,289)
Distributions
Net Investment Income	(44,385)	(67,840)
Realized Capital Gain	—	—
Total Distributions	(44,385)	(67,840)
Capital Share Transactions
Issued	265,701	436,608
Issued in Lieu of Cash Distributions	41,702	63,748
Redeemed	(1,128,109)	(1,106,155)
Net Increase (Decrease) from Capital Share Transactions	(820,706)	(605,799)
Total Increase (Decrease)	(445,592)	(1,272,928)
Net Assets
Beginning of Period	3,548,734	4,821,662
End of Period[1]	3,103,142	3,548,734
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,870,000 and $17,851,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.52	$16.42	$24.94	$23.07	$23.28
Investment Operations
Net Investment Income	.221	.184	.240	.270	.270
Net Realized and Unrealized Gain (Loss)
on Investments	1.759	(1.843)	(6.090)	2.840	1.170
Total from Investment Operations	1.980	(1.659)	(5.850)	3.110	1.440
Distributions
Dividends from Net Investment Income	(.200)	(.241)	(.240)	(.260)	(.210)
Distributions from Realized Capital Gains	—	—	(2.430)	(.980)	(1.440)
Total Distributions	(.200)	(.241)	(2.670)	(1.240)	(1.650)
Net Asset Value, End of Period	$16.30	$14.52	$16.42	$24.94	$23.07

Total Return[1]	13.71%	-9.66%	-25.37%	13.76%	6.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,103	$3,549	$4,822	$7,699	$6,755
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.25%	0.30%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.37%	1.47%	1.09%	1.03%	1.18%
Portfolio Turnover Rate	60%	60%	79%	75%	80%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

Strategic Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $536,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,081,324	—	—
Temporary Cash Investments	36,603	2,197	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	3,117,914	2,197	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2010	145	9,780	144
S&P MidCap 400 Index	December 2010	20	8,001	262
E-mini S&P MidCap 400 Index	December 2010	71	5,681	152

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

24

Strategic Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $27,566,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,800,489,000 to offset future net capital gains of $755,793,000 through September 30, 2017, and $1,044,696,000 through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $2,646,878,000. Net unrealized appreciation of investment securities for tax purposes was $473,246,000, consisting of unrealized gains of $557,879,000 on securities that had risen in value since their purchase and $84,633,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $1,919,628,000 of investment securities and sold $2,736,108,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	16,900	37,584
Issued in Lieu of Cash Distributions	2,690	5,712
Redeemed	(73,654)	(92,503)
Net Increase (Decrease) in Shares Outstanding	(54,064)	(49,207)

H. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 17, 2010

Special 2010 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $44,385,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.71%	-1.47%	4.84%
Returns After Taxes on Distributions	13.49	-2.42	3.55
Returns After Taxes on Distributions and Sale of Fund Shares	9.18	-1.31	3.72

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return	$1,000.00	$995.72	$1.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.56	1.52

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112010

Vanguard Capital Opportunity Fund
Annual Report

September 30, 2010

> Vanguard Capital Opportunity Fund had a disappointing return of about 7% for the 2010 fiscal year, trailing the results of its comparative standards.

> The fund’s information technology and health care stocks, representing nearly two-thirds of the fund’s market value, pulled down results.

> For the decade ended September 30, 2010, the fund retained its significant lead over its comparative standards with an average annual return of almost 3%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	7.14%
Admiral™ Shares	7.21
Russell Midcap Growth Index	18.27
Multi-Cap Growth Funds Average	12.25

Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$27.71	$29.59	$0.097	$0.000
Admiral Shares	64.04	68.38	0.273	0.000

1

Chairman’s Letter

Dear Shareholder,

Although Vanguard Capital Opportunity Fund got off to a good start with a return of more than 14% in the first six months of the 2010 fiscal year, losses in the second half clipped the fund’s total return for the year to about 7%. In contrast, the benchmark Russell Midcap Growth Index—which represented one of the market’s best-performing segments—added to its first-half result and returned more than 18% for the year. The average return of the fund’s multi-capitalization growth fund peers was about 12%.

Unlike its benchmark index, your fund has sizable investments in large- and small-cap companies. As a result, the fund’s portfolio characteristics can differ significantly from those of the benchmark. For example, the median market capitalization of the fund as of September 30 was almost $13 billion, roughly twice that of the benchmark index. There have been times when such differences have worked to shareholders’ advantage, but not this year, when mid-cap growth stocks were several paces ahead of their large- and small-cap counterparts.

Several other distinctive aspects of the investment strategy of the fund’s advisor, PRIMECAP Management Company, can also cause the fund’s results to be out of step with those of its benchmark or peers. Perhaps most notable are outsized investments in information technology and health care and a patient, low-turnover style—

2

features that also have rewarded the fund’s shareholders over time. In the 2010 fiscal year, however, some disappointing stocks in both of these two key sectors held back results. Astute choices among consumer discretionary and industrial stocks couldn’t close the gap.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

Also, please note that on October 6, after the close of the period, Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.50%	0.41%	1.40%

The fund expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Growth Funds.

4

Disappointing stock selection, especially in key sectors
Your fund typically holds roughly 110 to 115 stocks, while there are nearly 500 stocks in the Russell Midcap Growth Index. In a more concentrated portfolio, the impact of a few large holdings on the fund’s total return can be magnified—sometimes for better, sometimes for worse. In the 2009 fiscal year, for example, the advisor’s technology stock selections were rewarding and helped the fund outperform its benchmark, even though health care lagged. But in 2010, some weak performers caused both sectors to fall behind, trimming about 9 percentage points from the fund’s return relative to the benchmark.

Despite several bright spots, the fund’s IT holdings netted only a low single-digit return for the fiscal year, compared with about 22% in the benchmark. Top-ten holdings Altera (a semiconductor manufacturer) and Cree (a specialist in LED chip technology) were some of the best performers; each returned almost 50% and added almost a full percentage point to the fund’s return.

This benefit was more than offset by declines in Research In Motion (a top-ten holding and maker of the BlackBerry smartphone) and FormFactor (a maker of semiconductor products). Together, these companies—which are not included in the

Total Returns
Ten Years Ended September 30, 2010
Average
Annual Return
Capital Opportunity Fund Investor Shares	2.90%
Russell Midcap Growth Index	-0.88
Multi-Cap Growth Funds Average	-3.76
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

benchmark index—accounted for about half of the fund’s shortfall against the tech sector’s return in the index.

In health care, the fund’s mid-single-digit return was anemic compared with the sector’s more than 18% return in the benchmark. The fund’s large holdings generated mixed results for company-specific reasons that seemed to have little to do with the eventual passage of health care reform. In biotechnology, for example, Biogen Idec and Dendreon advanced while Amgen lost ground. A similar dichotomy existed among pharmaceutical giants.

With the U.S. economy on the mend, the fund’s consumer discretionary and industrial holdings posted gains well above 20% for the year. In materials, though, Monsanto continued to struggle after being a standout performer in fiscal years 2007 and 2008.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

Ten-year performance remained out in front
Although the fund produced a return of about 7%, its relative performance didn’t measure up to the high standards we have come to expect of PRIMECAP. Over the years, shareholders have been well served by the advisor’s research-intensive, bottom-up approach to seeking reasonably priced companies that appear to have superior growth prospects. When PRIMECAP identifies such companies, it often invests wholeheartedly. For example, as of September 30, the fund’s ten largest holdings made up about one-third of the portfolio’s capitalization, a level consistent with recent years but one that can amplify the impact of ups and downs in such holdings.

The decade ended September 30, 2010, was a challenging one that included two bear markets—the first characterized by the bursting of the technology bubble, and the second associated with the “Great Recession.” In this environment, the fund’s modest average annual return of about 3% placed it squarely ahead of the losses sustained by its comparative standards. And relatively low costs have helped shareholders keep more of the fund’s returns.

A patient approach can reap rewards
The up-and-down path of the U.S. stock market over the past 12 months was not unlike historical patterns of market returns from year to year. Also, over time, growth and value stocks have often traded places in the performance rankings, as have large-, mid-, and small-cap stocks. Because of the unpredictability of such twists and turns, it helps to diversify your holdings

6

among and within stocks, bonds, and money market funds, in proportions that are consistent with your risk tolerance and time horizon.

Vanguard Capital Opportunity Fund can play an important role in such a balanced portfolio. The advisor’s patient and disciplined approach—more like the proverbial tortoise than the hare—can help you stay the course and reach your investment goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2010

7

Advisor’s Report

For the fiscal year ended September 30, 2010, Vanguard Capital Opportunity Fund returned 7.14% for Investor Shares and 7.21% for Admiral Shares, well below the 12.25% average return of multi-capitalization growth fund competitors and the 18.27% return of the Russell Midcap Growth Index benchmark. These disappointing results were due mainly to poor stock selection in information technology, the fund’s largest sector. The fund’s holdings in the health care and materials sectors also detracted from results.

Investment environment
In a year characterized by considerable volatility in equity markets, the major indexes managed to post gains. For example, the S&P 500 Index advanced slightly more than 10%, largely on the strength of a rally in September 2010. Taking a longer perspective, the S&P 500 ended the fiscal year approximately 70% higher than its March 2009 low, but remained more than 25% below the peak levels reached in October 2007.

The National Bureau of Economic Research recently determined that the recession, which began in late 2007, officially ended in June 2009. However, growth in the U.S. economy continues to be modest, unemployment hovers near 10%, and housing markets remain weak. Uncertainty regarding the future course of tax rates, regulatory reforms, monetary and fiscal policies, and the overall fragility of the economic recovery cloud the investment outlook.

Although stock prices have risen dramatically over the past 18 months, valuations appear attractive, especially given the low interest rate environment. Corporate earnings have also improved as business activity has rebounded, allowing many companies to improve their balance sheets during this period. We have found compelling purchase opportunities over the past year in companies with strong growth prospects, solid balance sheets, and attractive valuations.

Management of the fund
Our investment philosophy and process have not changed. We rely on fundamental, in-depth research to find companies whose revenue and earnings will, in our opinion, grow more rapidly over a three-to-five-year horizon than current valuations might suggest. In doing so, we focus on assessing the fundamental value of a company relative to the market price of its stock.

This bottom-up, stock-by-stock investment strategy has led us to build and maintain significant investments in technology and health care companies that we believe offer superior appreciation potential. The following discussion focuses on these two sectors, which on average represented more than 60% of the fund’s market value (but less than 40% of the benchmark’s) during the fiscal year.

8

Technology
Our information technology holdings, which represent more than one-third of the fund’s market value, returned slightly less than 3% in the fiscal year, well below the almost 22% return of the technology sector in the Russell Midcap Growth Index. While the past 12 months have been a challenging period for some of our holdings, we believe that technology remains an attractive investment area for several reasons. First, internet usage continues to grow, driven by social networking, e-commerce, and the emergence of new devices such as smartphones and tablet computers. Second, demand for semiconductors, computer hardware, and storage remains robust as consumers and enterprises generate ever greater amounts of data, photos, and videos. Third, emerging middle-class consumers in developing economies represent a vast new audience for technology products and services. Finally, technology companies have strong balance sheets with cash at record levels and reasonable stock valuations.

Research In Motion and FormFactor were two notable detractors from the fund’s performance. Despite very strong revenue and earnings growth this year, concerns mounted that Research In Motion’s BlackBerry smartphones will lose market share to Android devices and Apple’s iPhone. We believe that the BlackBerry franchise remains a vibrant ecosystem with outstanding growth prospects that offers customers distinct advantages in security, reliability, and messaging. FormFactor, a leading provider of wafer probe cards used by semiconductor manufacturers in the testing of integrated circuits, suffered from several operational miscues and failed to execute on its product road map. New management with considerable industry expertise has recently been installed, and a significant restructuring of the company has occurred. We expect the company to recapture technological leadership and gain market share in the probe card market.

On a positive note, Altera and Cree, two of the fund’s top-ten holdings, each gained almost 50%, and both were significant contributors to the fund’s results. Altera, which designs and sells programmable semiconductor chips, enjoyed strong growth from increasing penetration for a variety of electronic products, particularly communications products. Cree, a leader in energy-efficient LED-lighting technology, experienced rapid growth as LED lights began to displace traditional incandescent lighting. LED lights consume a fraction of the electricity of incandescent bulbs and can last as long as 20 years.

Overall, we remain optimistic about the fund’s overweight position in the technology sector. These well-capitalized companies are highly profitable and continue to invest in innovation that should drive future growth and profitability as they expand into new markets for their products and services.

9

Health care
The fund’s health care stocks returned about 6%, lagging the more than 18% return of the benchmark index’s health care sector. The sector has been challenged with unfavorable news this year. The Patient Protection and Affordable Care Act passed in March will lead to various forms of pricing pressure for health care products. The weak economy and high unemployment have emboldened employers to require more of their employees in terms of co-pays and sharing premiums for health care plans, thereby reducing demand for some health care products. European austerity measures have also hurt health care companies selling products in that region.

Despite these negatives, we remain optimistic about our health care holdings, which are concentrated in the biotechnology, pharmaceutical, and medical device industries. One of the fund’s largest holdings is Amgen. This biotechnology company recently received Food and Drug Administration (FDA) approval to market Prolia for the treatment of osteoporosis in postmenopausal women. Prolia is also awaiting an FDA decision on its use in treating skeletal-related events and may be considered for a third indication—to prevent bone metastases in cases of prostate cancer. We don’t believe Amgen’s below-market valuation reflects the potential of Prolia and other Amgen pipeline drugs to meet the tremendous demand from patients.

Pharmaceuticals makers Eli Lilly and Novartis, two of the fund’s largest holdings, showed double-digit gains for the year. Novartis has one of the most productive research and development platforms in the industry, with more products approved by the FDA than any other pharmaceutical company over the last decade. Novartis has also broadened its portfolio into areas with strong growth prospects, such as personal care products, vaccines, and eye care—the last of these through its purchase of Alcon. Eli Lilly has not been as successful as Novartis in developing and launching new drugs. Its recent launch of the blood thinner Effient has been disappointing. Concerns over patent expirations, especially for block-busters Zyprexa and Cymbalta, weigh on the stock. Our thesis for Eli Lilly remains pinned on its low valuation and commitment to research and development; it has 30 products in late-stage clinical trials (phase two or three) or under regulatory review. Both Novartis and Eli Lilly are increasingly investing in biologic therapies, which should provide longer exclusivity periods than easy-to-copy small-molecule therapies.

We remain optimistic that the fund’s overweight position in this sector will help results going forward. The pricing concerns raised by the recently passed health care legislation should be offset, in part, by the 30 million currently uninsured who will gain coverage as a result. We believe that pharmaceutical and medical device

10

products currently in development will represent a far more efficient way, both in terms of cost and efficacy, to treat diseases like Alzheimer’s, diabetes, and cancer than the alternatives available today. Within the United States, baby boomers, the first of whom turn 65 next year, will provide two decades of increased demand for health care products. Outside the United States, there is an even larger opportunity in the emerging markets, where people want better health care products as a critical component of a higher standard of living.

Other sector highlights
As a group, industrial and consumer discretionary stocks were among the year’s best performers in both the fund and the benchmark index. Strong contributors included Rockwell Automation and Thomas & Betts, as well as FedEx and Southwest Airlines. Among consumer discretionary companies, top-ten holding DIRECTV added more than a full percentage point to the fund’s return.

The company continues to distinguish itself as the premier provider of digital television entertainment and is rapidly increasing its Latin American subscriber base. Retailers CarMax, Dress Barn, and TJX Cos. also bolstered results.

Given our long-standing concerns about leverage and lack of transparency in the banking sector, we generally remain negatively disposed toward financial stocks. However, our one holding in the sector, Chubb, a property and casualty insurer, helped the fund’s results. Monsanto, the fund’s only holding in the materials sector, was the single largest detractor from the fund’s results. Early crop reports indicate disappointing yields from Monsanto’s latest generation of seeds. We believe this is a short-term setback and have added to the fund’s position as the stock has declined. In our opinion, Monsanto is the clear technology leader in genetically modified seeds, producing crops resistant to insects, herbicides, and ultimately drought. Monsanto’s products are farmers’ most potent tool to increase their yields and profits.

Outlook
Looking ahead to the 2011 fiscal year and beyond, we view the prospects for equity returns relative to most other asset classes as encouraging. With the earnings yield (a measure of valuation) on stocks approaching 8% versus less than 3% for a 10-year Treasury bond and less than 1% for a money market fund, we believe that stocks have significant potential for appreciation and that valuations are attractive. However, while we are on balance optimistic, our outlook is tempered by several macro-level concerns.

We are concerned that the current fiscal and monetary policies in the United States may ultimately lead to a rise in inflation and a weaker U.S. dollar—which recently touched a 15-year low against the Japanese

11

yen and has weakened against the euro. Increased regulations and other government intervention into the private sector are even more troubling, as they distort economic incentives. We believe that market forces result in a more efficient allocation of resources than government programs.

Longer-term, the recent problems in Greece and other European countries demonstrate the challenge of sustaining fiscal policies that increase government spending more rapidly than the growth rate of the broader economy. The United States faces a similar challenge not only at the federal but also at the state and local government levels—where spending needs and future obligations are increasing faster than tax revenues.

Despite these concerns, we hold a generally positive outlook for U.S. equities. In addition to attractive valuations, we would highlight three factors. First, many U.S. corporations today generate a meaningful and increasing portion of their revenues and earnings from outside the United States. The opportunities for growth globally, particularly in developing economies, will result in many corporations increasing earnings more rapidly than the rate of economic growth in the U.S. Second, we believe the pace of innovation in U.S. companies continues to accelerate. We expect that the substantial investments in research and development, particularly by health care and technology companies, will lead to unforeseen growth opportunities that are not reflected in current expectations. Finally, the balance sheets of corporate America are as strong and liquid as they have ever been. This will afford companies great financial flexibility during challenging economic times.

PRIMECAP Management Company
October 20, 2010

12

Capital Opportunity Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.50%	0.41%
30-Day SEC Yield	0.34%	0.35%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	114	493	3,920
Median Market Cap $12.9B		$6.4B	$27.3B
Price/Earnings Ratio	17.7x	23.6x	17.1x
Price/Book Ratio	2.6x	3.6x	2.1x
Return on Equity	16.5%	19.1%	19.1%
Earnings Growth Rate 12.0%		9.3%	6.4%
Dividend Yield	0.9%	0.9%	1.8%
Foreign Holdings	12.1%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	15.7%	20.1%	11.7%
Consumer Staples	0.0	5.4	10.1
Energy	5.4	5.5	9.7
Financials	0.3	6.9	16.6
Health Care	24.8	12.7	11.2
Industrials	13.0	15.5	11.1
Information
Technology	37.0	24.5	19.0
Materials	3.1	7.0	4.2
Telecommunication
Services	0.5	2.1	2.9
Utilities	0.2	0.3	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.95	0.92
Beta	0.95	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Eli Lilly & Co.	Pharmaceuticals	3.6%
FedEx Corp.	Air Freight &
	Logistics	3.5
Biogen Idec Inc.	Biotechnology	3.4
Amgen Inc.	Biotechnology	3.4
DIRECTV Class A	Cable & Satellite	3.3
Research In Motion Ltd.	Communications
	Equipment	3.3
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	3.0
Altera Corp.	Semiconductors	2.9
Cree Inc.	Semiconductors	2.8
Roche Holding AG	Pharmaceuticals	2.7
Top Ten		31.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares.

13

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
				Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment
Capital Opportunity Fund Investor
Shares	7.14%	3.79%	2.90%	$33,260
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	0.41	26,053
Russell Midcap Growth Index	18.27	2.86	-0.88	22,875
Multi-Cap Growth Funds Average	12.25	1.06	-3.76	17,046

Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

14

Capital Opportunity Fund

		Average Annual Total Returns
		Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
Capital Opportunity Fund Admiral
Shares	7.21%	3.88%	6.88%	$90,269
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	3.53	68,032
Russell Midcap Growth Index	18.27	2.86	5.52	80,594
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

15

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.7%)
Consumer Discretionary (15.4%)
*	DIRECTV Class A	6,346,376	264,200
*	Bed Bath & Beyond Inc.	3,272,600	142,064
*	CarMax Inc.	4,812,800	134,085
*,1	Dress Barn Inc.	4,794,500	113,869
	TJX Cos. Inc.	2,210,000	98,632
	Whirlpool Corp.	1,191,100	96,431
*	O’Reilly Automotive Inc.	940,000	50,008
	Nordstrom Inc.	1,275,000	47,430
	Men’s Wearhouse Inc.	1,800,000	42,822
*	99 Cents Only Stores	2,200,000	41,536
	Lowe’s Cos. Inc.	1,550,000	34,550
	Best Buy Co. Inc.	750,000	30,623
	Gentex Corp.	1,484,800	28,968
*	Amazon.com Inc.	173,300	27,218
*	Quiksilver Inc.	5,796,500	22,664
	Chico’s FAS Inc.	2,000,000	21,040
	Carnival Corp.	314,800	12,029
*,1	Strattec Security Corp.	214,000	5,337
*	DreamWorks Animation
	SKG Inc. Class A	45,000	1,436
			1,214,942
Energy (5.3%)
	Murphy Oil Corp.	1,800,000	111,456
	Noble Energy Inc.	958,200	71,951
*	Oceaneering
	International Inc.	986,000	53,106
	National Oilwell Varco Inc.	1,036,000	46,071
*	McDermott
	International Inc.	3,000,000	44,340
*	Plains Exploration &
	Production Co.	1,150,200	30,676
	ConocoPhillips	300,000	17,229
*	Exterran Holdings Inc.	631,700	14,346
*	Pride International Inc.	415,000	12,213
	Cabot Oil & Gas Corp.	320,000	9,635
*	Transocean Ltd.	100,000	6,429
*	Seahawk Drilling Inc.	165,000	1,396
			418,848

			Market
			Value
		Shares	($000)
Financials (0.3%)
	Chubb Corp.	390,000	22,226

Health Care (24.2%)
	Eli Lilly & Co.	7,814,700	285,471
*	Biogen Idec Inc.	4,750,100	266,576
*	Amgen Inc.	4,817,700	265,504
	Roche Holding AG	1,539,000	210,277
	Novartis AG ADR	3,485,000	200,980
	Medtronic Inc.	5,241,800	176,020
*	Dendreon Corp.	3,634,100	149,652
*	BioMarin
	Pharmaceutical Inc.	5,023,400	112,273
*	Life Technologies Corp.	2,056,445	96,015
*	Boston Scientific Corp.	8,770,300	53,762
*	Cerner Corp.	378,800	31,815
*	Illumina Inc.	463,400	22,799
*	Edwards
	Lifesciences Corp.	300,000	20,115
*,^	Pharmacyclics Inc.	1,045,062	8,423
*	Waters Corp.	89,000	6,299
*	Affymetrix Inc.	1,150,000	5,244
*	Charles
	River Laboratories
	International Inc.	70,000	2,321
*	InterMune Inc.	22,000	300
			1,913,846
Industrials (12.7%)
	FedEx Corp.	3,268,650	279,470
	Southwest Airlines Co.	9,919,100	129,643
*,1	Thomas & Betts Corp.	3,100,000	127,162
	Rockwell Automation Inc.	1,960,000	120,991
	Pall Corp.	1,400,000	58,296
	CH Robinson
	Worldwide Inc.	820,000	57,334
*	AMR Corp.	8,907,100	55,848
^	Ritchie Bros
	Auctioneers Inc.	1,732,500	35,984
*	Babcock & Wilcox Co.	1,500,000	31,920
*	JetBlue Airways Corp.	4,641,050	31,049

16

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
	Expeditors International of
	Washington Inc.	550,000	25,426
	Union Pacific Corp.	250,000	20,450
	SPX Corp.	228,000	14,428
*	Chicago Bridge &
	Iron Co. NV	368,930	9,020
*	Jacobs Engineering
	Group Inc.	65,000	2,515
*	US Airways Group Inc.	57,000	527
			1,000,063
Information Technology (36.2%)
*	Research In Motion Ltd.	5,272,900	256,738
	Altera Corp.	7,514,400	226,634
*	Cree Inc.	4,124,900	223,941
*	Google Inc. Class A	391,400	205,794
	ASML Holding NV ADR	6,592,944	196,008
	Corning Inc.	9,355,000	171,009
*	Symantec Corp.	10,325,300	156,635
*	Electronic Arts Inc.	7,878,700	129,447
*	NVIDIA Corp.	10,799,050	126,133
*	Rambus Inc.	5,235,000	109,097
*	Trimble Navigation Ltd.	2,778,800	97,369
	Microsoft Corp.	3,865,000	94,654
	Texas Instruments Inc.	2,816,600	76,443
*	NeuStar Inc. Class A	2,631,000	65,407
*	Flextronics
	International Ltd.	10,046,700	60,682
*	Adobe Systems Inc.	2,290,000	59,883
*	EMC Corp.	2,825,000	57,376
	Hewlett-Packard Co.	1,350,000	56,795
*	SanDisk Corp.	1,399,948	51,308
*,1	FormFactor Inc.	5,756,700	49,508
*	Motorola Inc.	4,800,000	40,944
*	Micron Technology Inc.	5,550,000	40,016
	Intersil Corp. Class A	3,364,200	39,327
	Plantronics Inc.	1,150,000	38,847
*,1	Descartes Systems
	Group Inc.	4,645,000	29,774
*	eBay Inc.	1,150,000	28,060
*	Intuit Inc.	470,000	20,591
*	Rovi Corp.	350,000	17,644
	QUALCOMM Inc.	390,000	17,597
*	Yahoo! Inc.	1,043,000	14,779

			Market
			Value
		Shares	($000)
*	Smart Technologies Inc.
	Class A	1,051,900	14,253
	Xilinx Inc.	430,000	11,442
*	Ciena Corp.	607,142	9,453
*	Entegris Inc.	2,019,231	9,430
*	Cymer Inc.	250,000	9,270
*	Nuance
	Communications Inc.	575,000	8,993
*	Brocade Communications
	Systems Inc.	1,350,000	7,884
*	FEI Co.	320,000	6,262
*	Monster Worldwide Inc.	375,000	4,860
*	Akamai Technologies Inc.	94,000	4,717
*	Citrix Systems Inc.	68,000	4,640
*	Apple Inc.	14,000	3,973
	Jabil Circuit Inc.	240,000	3,458
*	Verigy Ltd.	300,000	2,439
*	Avid Technology Inc.	10,000	131
			2,859,645
Materials (3.0%)
	Monsanto Co.	4,946,986	237,109

Telecommunication Services (0.4%)
*	Sprint Nextel Corp.	7,814,700	36,182

Utilities (0.2%)
*	AES Corp.	1,352,000	15,345
Total Common Stocks
(Cost $5,970,325)			7,718,206
Temporary Cash Investment (2.9%)
Money Market Fund (2.9%)
2,3	Vanguard Market
	Liquidity Fund, 0.261%
	(Cost $225,953)	225,952,951	225,953
Total Investments (100.6%)
(Cost $6,196,278)			7,944,159
Other Assets and Liabilities (-0.6%)
Other Assets			6,530
Liabilities[3]			(52,409)
			(45,879)
Net Assets (100%)			7,898,280

17

Capital Opportunity Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	6,281,253
Undistributed Net Investment Income	13,589
Accumulated Net Realized Losses	(144,552)
Unrealized Appreciation (Depreciation)
Investment Securities	1,747,881
Foreign Currencies	109
Net Assets	7,898,280

Investor Shares—Net Assets
Applicable to 124,185,951 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,675,157
Net Asset Value Per Share—
Investor Shares	$29.59

Admiral Shares—Net Assets
Applicable to 61,759,679 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,223,123
Net Asset Value Per Share—
Admiral Shares	$68.38

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $23,336,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $23,626,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends[1,2]	67,076
Interest[2]	654
Security Lending	765
Total Income	68,495
Expenses
Investment Advisory Fees—Note B	21,225
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,707
Management and Administrative—Admiral Shares	5,410
Marketing and Distribution—Investor Shares	751
Marketing and Distribution—Admiral Shares	768
Custodian Fees	136
Auditing Fees	24
Shareholders’ Reports—Investor Shares	70
Shareholders’ Reports—Admiral Shares	26
Trustees’ Fees and Expenses	14
Total Expenses	36,131
Net Investment Income	32,364
Realized Net Gain (Loss)
Investment Securities Sold[2]	221,786
Foreign Currencies	63
Realized Net Gain (Loss)	221,849
Change in Unrealized Appreciation (Depreciation)
Investment Securities	287,629
Foreign Currencies	115
Change in Unrealized Appreciation (Depreciation)	287,744
Net Increase (Decrease) in Net Assets Resulting from Operations	541,957

1 Dividends are net of foreign withholding taxes of $2,311,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $654,000, and ($2,878,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,364	33,779
Realized Net Gain (Loss)	221,849	(367,970)
Change in Unrealized Appreciation (Depreciation)	287,744	584,482
Net Increase (Decrease) in Net Assets Resulting from Operations	541,957	250,291
Distributions
Net Investment Income
Investor Shares	(13,472)	(14,339)
Admiral Shares	(16,758)	(18,037)
Realized Capital Gain
Investor Shares	—	(259,376)
Admiral Shares	—	(253,317)
Total Distributions	(30,230)	(545,069)
Capital Share Transactions
Investor Shares	(485,711)	207,062
Admiral Shares	31,018	291,065
Net Increase (Decrease) from Capital Share Transactions	(454,693)	498,127
Total Increase (Decrease)	57,034	203,349
Net Assets
Beginning of Period	7,841,246	7,637,897
End of Period[1]	7,898,280	7,841,246
1 Net Assets—End of Period includes undistributed net investment income of $13,589,000 and $11,392,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$27.71	$29.41	$42.70	$36.11	$31.92
Investment Operations
Net Investment Income	.106	.121	.254[1]	.070	.053
Net Realized and Unrealized Gain (Loss)
on Investments	1.871	.355	(9.884)	8.447	4.421
Total from Investment Operations	1.977	.476	(9.630)	8.517	4.474
Distributions
Dividends from Net Investment Income	(.097)	(.114)	(.218)	(.070)	(.055)
Distributions from Realized Capital Gains	—	(2.062)	(3.442)	(1.857)	(.229)
Total Distributions	(.097)	(2.176)	(3.660)	(1.927)	(.284)
Net Asset Value, End of Period	$29.59	$27.71	$29.41	$42.70	$36.11

Total Return[2]	7.14%	4.41%	-24.13%	24.35%	14.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,675	$3,903	$3,851	$5,415	$5,051
Ratio of Total Expenses to
Average Net Assets	0.48%	0.50%	0.45%	0.45%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.36%	0.50%	0.67%[1]	0.18%	0.15%
Portfolio Turnover Rate	8%	12%	13%	14%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction and account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$64.04	$68.00	$98.71	$83.49	$73.77
Investment Operations
Net Investment Income	.298	.329	.664[1]	.240	.198
Net Realized and Unrealized Gain (Loss)
on Investments	4.315	.811	(22.845)	19.508	10.229
Total from Investment Operations	4.613	1.140	(22.181)	19.748	10.427
Distributions
Dividends from Net Investment Income	(.273)	(.339)	(.577)	(.238)	(.178)
Distributions from Realized Capital Gains	—	(4.761)	(7.952)	(4.290)	(.529)
Total Distributions	(.273)	(5.100)	(8.529)	(4.528)	(.707)
Net Asset Value, End of Period	$68.38	$64.04	$68.00	$98.71	$83.49

Total Return[2]	7.21%	4.52%	-24.05%	24.43%	14.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,223	$3,938	$3,787	$4,760	$3,750
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.36%	0.37%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.43%	0.59%	0.76%[1]	0.26%	0.24%
Portfolio Turnover Rate	8%	12%	13%	14%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

23

Capital Opportunity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2010, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $1,366,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,507,929	210,277	—
Temporary Cash Investments	225,953	—	—
Total	7,733,882	210,277	—

24

Capital Opportunity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency gains of $63,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2010, the fund had $28,839,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $146,093,000 to offset future net capital gains of $42,246,000 through September 30, 2017, and $103,847,000 through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $6,196,327,000. Net unrealized appreciation of investment securities for tax purposes was $1,747,832,000, consisting of unrealized gains of $2,687,196,000 on securities that had risen in value since their purchase and $939,364,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $641,946,000 of investment securities and sold $907,762,000 of investment securities, other than temporary cash investments.

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2009		Proceeds from		Sept. 30, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
BioMarin Pharmaceutical Inc.	NA1	1,522	638	—	NA1
FormFactor Inc.	143,121	—	3,060	—	49,508
Strattec Security Corp.	3,094	—	63	—	5,337
Descartes Systems Group Inc.	24,851	—	—	—	29,774
Dress Barn Inc.	86,987	—	1,336	—	113,869
Thomas & Betts Corp.	99,595	—	8,474	—	127,162
	357,648	—		—	325,650

1 Not applicable—At September 30, 2009, and September 30, 2010, the issuer was not an affiliated company of the fund, but it was affiliated during the period.

25

Capital Opportunity Fund

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	322,612	10,951	483,233	21,004
Issued in Lieu of Cash Distributions	12,722	435	260,191	12,932
Redeemed[1]	(821,045)	(28,030)	(536,362)	(24,037)
Net Increase (Decrease)—Investor Shares	(485,711)	(16,644)	207,062	9,899
Admiral Shares
Issued	516,424	7,530	549,289	10,483
Issued in Lieu of Cash Distributions	15,104	224	245,987	5,296
Redeemed[1]	(500,510)	(7,493)	(504,211)	(9,971)
Net Increase (Decrease)—Admiral Shares	31,018	261	291,065	5,808
1 Net of redemption fees for fiscal 2010 and 2009 of $653,000 and $841,000, respectively (fund totals).

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $30,230,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.14%	3.79%	2.90%
Returns After Taxes on Distributions	7.09	2.99	2.23
Returns After Taxes on Distributions and Sale of Fund Shares	4.71	3.18	2.29

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$936.99	$2.33
Admiral Shares	1,000.00	937.35	2.09
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.66	$2.43
Admiral Shares	1,000.00	1,022.91	2.18

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.43% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard ® > Vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112010

Vanguard Global Equity Fund
Annual Report

September 30, 2010

> Vanguard Global Equity Fund returned 10.51%, outpacing its benchmark index and peer group by about 2 percentage points.

> The fund benefited from the advisors’ enthusiasm for emerging market stocks and astute stock selection in the Pacific region’s developed markets.

> European stocks were a weak spot, beset by concerns about government debt levels in the Continent’s weaker economies.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
Your Fund’s After-Tax Returns.	38
About Your Fund’s Expenses.	39
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Global Equity Fund	10.51%
MSCI All Country World Index	8.42
Global Funds Average	8.33
Global Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$15.49	$16.74	$0.356	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned 10.51% for the year ended September 30, 2010, outpacing its benchmark index and the average return of peer mutual funds by about two percentage points. The fund benefited, in particular, from its sizable commitment to strongly performing emerging markets. It also distinguished itself in the Pacific region’s developed markets.

If you invest in the fund through a taxable account, you may wish to review the after-tax returns for investors in the highest tax bracket, which appear later in this report.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows.

At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51%

as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

Strength in emerging markets powered returns
Global stock markets faced a number of challenges over the last 12 months, including the sovereign debt crisis in Europe and uncertainty over the strength of the global economic recovery. Despite those headwinds, global stocks generated solid returns. Global Equity Fund did even better, finishing about 2 percentage points ahead of its comparative standards.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

The single biggest source of this success was the strong performance of emerging markets. Global Equity Fund’s advisors invested nearly 17% of assets, on average, in emerging market stocks, which helped power the fund past its global benchmark. The fund got a boost from investments in India—including a couple of banks that generated high double-digit returns—as well as from stocks in the Philippines and Thailand. Among the few weak spots in developing markets were a handful of poor performers from South Korea. The fund also enjoyed success in the Pacific region. In Hong Kong, returns were boosted by astute selections among companies that have significant exposure to the more robust Chinese economy. Good stock selection in Japan also contributed to the strong performance.

The fund’s U.S. stocks, the single biggest country investment at nearly 39% of total assets, also performed well, if somewhat more modestly than emerging markets stocks. The fund earned notably strong returns in the U.S. health care and materials sectors.

The fund’s weak spot was its European holdings, which produced low single-digit returns. That poor performance stemmed in large part from concerns over how problems in debt-plagued nations such as Greece might affect other members of the European Union. The fund’s relatively heavy weighting in German financial stocks such as Deutsche Bank, for example, restrained returns as investors worried about big banks’ exposure to debt from financially troubled governments. The fund

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.47%	1.49%

The fund expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratio was 0.44%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Global Funds.

also paid a price for its investment in oil company BP, which tumbled as a result of the massive oil spill in the Gulf of Mexico.

Among sectors, the fund’s largest concentrations were financial and consumer discretionary stocks. In both sectors fund managers selected stocks that outperformed the corresponding holdings in the benchmark. The fund’s materials stocks were another bright spot, generating benchmark-beating gains, with notable strength among stocks of construction materials companies outside the United States. But subpar selections in information technology, in particular in the computer hardware subsector, dampened returns. The fund also missed some opportunities in the consumer staples sector.

For more information about the strategies of the fund’s advisors, see the Advisors’ Report that follows this letter.

Ten-year performance exceeds benchmark and peers
In a decade of remarkable stock market volatility, Vanguard Global Equity Fund has outperformed both its unmanaged benchmark index and its peer group. Generating an average annual return of more than 6% over the last ten years, the fund topped the performances of both its benchmark and its peer group by more than 4 percentage points.

That performance reflects the experience and expertise of the four advisory firms that manage the fund’s portfolio. Marathon Asset Management LLP has managed the

Total Returns
Ten Years Ended September 30, 2010
Average
Annual Return
Global Equity Fund	6.66%
Spliced Global Equity Index	1.94
Global Funds Average	0.74

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes applicable to Luxembourg holding companies thereafter.

Global Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

fund since its 1995 inception while Acadian Asset Management LLC has been an advisor since 2004. AllianceBernstein L.P. and Baillie Gifford Overseas Ltd. became managers in 2006 and 2008, respectively. And with costs well below that of the average global fund, investors in the Global Equity Fund retain more of the returns produced by those managers.

Global equities aid in diversification
After a rough period during the global financial crisis, international markets have rebounded, particularly emerging markets. Their strength has helped make up for patches of weakness in Europe’s developed markets.

The variation in performance from region to region highlights again the value of a diversified portfolio. Markets around the globe may be affected by similar events but their response to those shifts often differs. Our research suggests that, over time, those differences can become more pronounced. As the impact of a global shock such as the recent financial crisis recedes, stock markets once again take their cues from developments in local economies, enhancing the risk-return properties of a globally diversified portfolio.

That’s why we encourage you to build a portfolio that holds a mix of stocks, including international equities, and bonds that is tailored to match your risk profile and time horizon. How future economic developments will play out around the globe is difficult to predict. But a time-tested way to meet those challenges is to hold a well-diversified portfolio while keeping costs low. Vanguard Global Equity Fund can play a role in that investing strategy.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2010

Advisors’ Report

For the fiscal year ended September 30, 2010, the Global Equity Fund returned 10.51%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on October 19, 2010.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management	39	1,528	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management LLC	34	1,337	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
AllianceBernstein L.P.	19	756	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction.
Baillie Gifford Overseas Ltd.	5	184	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Cash Investments	3	101	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Marathon Asset Management LLP

Portfolio Managers:
Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director William J. Arah, Investment Director The long-term investment outlook and corresponding long holding period for our portion of the portfolio were unchanged during the fiscal year. The long-standing cyclical bias of the portfolio remained consistent, and performance was driven by strong stock selection across industries and regions. Among sectors, consumer discretionary and financials stood out. The former included internet retailers priceline.com and Amazon.com plus North American cable and media names such as Cablevision, Liberty Media, and Rogers; the latter included real estate companies SL Green and CB Richard Ellis. Developed and emerging markets in Asia were also strong contributors, including Hong Kong-based Jardine Holdings’ diverse underlying businesses, which benefited from the recovery.

Based on developments so far in 2010, there seems little reason to change our cautiously optimistic stance for global equities, particularly relative to government bonds. A slow economic recovery is unlikely to impede improvements in corporate profits, balance sheets, or investor expectations. A double-dip recession would be a significant negative but would presumably be met with another bout of countermeasures. Whether emerging markets will continue their leadership role in the equity upswing is another question. Bear in mind that the portfolio is focused in Asia but not in the large, popular markets of China and India. In other markets, valuations are lower, and countries such as Malaysia and the Philippines exhibit few signs of late-cycle excess. Meanwhile, in the developed world, the better companies for investors will be those that shine in an environment of low growth, or that are deleveraging or otherwise rationalizing following the “near death” experience of the last couple of years.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer

Ronald D. Frashure, CFA, President and Chief Executive Officer

Brian K. Wolahan, CFA, Senior Vice President and Director of Alternative Strategies

During a volatile year for global equities, the portfolio was focused on attractively valued stocks that appear likely to rise in price based on earnings data, price characteristics, and quality. Key markets in which the portfolio held oversized positions, based on bottom-up stock selection, included India, the United Kingdom, Japan, South Korea, and Taiwan. The United States, Switzerland, Canada, Brazil, and Spain were underweighted. The portfolio’s sector focus was on health care, information technology, and telecommunication services.

Given our quantitative investment process and the bottom-up nature of our portfolio construction methods, the portfolio changes gradually based on the attractiveness or unattractiveness of individual holdings. We do not make changes based on a view of the overall investment environment. The overall valuation, size, and alpha positioning of the portfolio remained consistent, and shifts in country and sector positioning were moderate.

Among the largest shifts during the trailing 12 months was our reduction in exposure to France, where the portfolio moved from an overweighted stance to a market underweighting. We also reduced the size of the portfolio’s position in Taiwan, though the portfolio remained overweighted relative to the benchmark. In Germany and Australia, the portfolio increased its active weights and moved from an underweighting to an overweighting during the period.

We also increased its exposure to India and China, though the portfolio remained underweighted in the latter throughout the period. From a sector standpoint, the largest shift was in materials, where an underweighted position evolved into a notable overweighting during the year. We also pared the portfolio’s consumer staples position, notably, deepening the magnitude of its sector underweighting.

We believe it is likely that financial markets will continue to alternate between risk-averse and risk-seeking regimes over the near term as the outlook for economic growth in key markets remains uncertain. A notable risk to global equity markets is the potential for economic stalling in the United States. The U.S. corporate earnings outlook also remains unclear as it remains to be seen whether the domestic slump can be mitigated by stronger foreign demand for exports and a boost from the weaker U.S. dollar.

Behaviorally, we could see continued selling of domestic stocks, pushing returns below the more neutral range that has persisted over the past year and ultimately affecting global markets as well. A scenario featuring positive catalysts also exists, however, including the potential for a pro-growth policy shift after the November elections, higher confidence levels, and more attractive equity valuations.

Outside the United States, concerns persist about slowing growth in China and India, as well as a possible backslide of Europe’s (thus far) more resilient markets. However, overall we see better macroeconomic and capital market conditions in non-U.S. markets relative to the United States, and we expect these markets to present more attractive asset allocation opportunities over the near to medium term. We see the emerging markets in particular as a key source of economic growth and strengthening fundamentals.

AllianceBernstein L.P.

Portfolio Managers:
Sharon E. Fay, CFA, Head of Bernstein Value Equities and Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer–Emerging Markets Value Equities

Despite concerns about the sustainability of the economic recovery and investor worries about sovereign debt problems in Europe, global equities rose during the fiscal year ended September 30. Returns on individual stocks were highly correlated, as broad macroeconomic trends—rather than company-specific fundamentals—drove performance.

Our financial holdings were the largest detractors. Euro-denominated holdings were also negative. Strong performers came from a variety of sectors—including capital equipment, consumer staples, and technology—confirming our conviction that opportunity remains widespread across industries and regions.

With global stocks below their long-term average valuation, our portfolio is well positioned to benefit from a rising market and narrowing spreads between the cheapest and most expensive stocks.

We are positioned in attractively valued, strong cash flow-generating companies across a number of industries, including cyclicals such as information technology and industrial commodities, as well as in more defensive sectors such as telecommunication services and consumer staples. Since so many stocks with strong fundamentals trade at depressed valuations, we don’t need to take large sector overweightings to capture the diverse opportunity.

The corporate environment is more encouraging than perceived, as companies report strong earnings growth, expanding sales, and improving profitability. As the market begins to pay closer attention to fundamentals, we expect a big payoff in returns because our portfolio is full of underappreciated stocks with strong fundamentals.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

We continue to hold a broadly optimistic view of the world, and we are finding many longer-term growth opportunities for profitable investment. We are pleased that, despite some disappointing macroeconomic data from developed economies, the majority of our investments have published results that have tended to exceed market expectations; this is at odds with the downbeat tone of much recent commentary and the market volatility we have seen in the past 12 months.

Stock picking has remained the key driver of the portfolio’s performance, and it is pleasing to see that a company whose exposure is broadly to the Western consumer (Amazon.com) can contribute alongside a Chinese search engine (Baidu). The best-performing stocks also include companies benefiting from emerging market industrial and commercial growth (Schindler in elevators, Aggreko in temporary power supply) and oil companies with rapidly growing reserves or production (OGX in Brazil, Cairn in India, and EOG in North America).

Many of our holdings are actually enjoying underlying sales that are in line with and often better than our expectations. The strong fundamentals that we are seeing from a range of holdings demonstrate that the long process of government and consumer deleveraging and corporate balance sheet repair is now firmly under way in much of the Western world. Thanks to government support and action, the banking sector is rapidly returning to a healthier capital position, which bodes well for future credit creation.

That the major developed economies are able to produce even modest aggregate growth while this repair process is under way should be seen as a positive development. It is illuminating that so much attention has been paid to the small number of relatively insignificant economies, particularly on the fringes of Europe, where the problems are most intractable while the progress of larger economies continues to be widely unremarked upon and underreported. Those who expect a return to rapid growth based on further borrowing have failed to learn the lessons of the bust, and this perhaps explains why we are less concerned than others by the slow progress of the U.S. housing market in particular.

In the meantime, demand in emerging economies continues to be robust and monetary policy is steadily reverting to normal, which is a sign of long-term optimism. In many cases, government finances are showing healthy surpluses. This is not only helping to support global growth at a healthy level and giving the West time to repair its own balance sheet and spending patterns, but it also offers attractive markets for companies to exploit, wherever they are based. While our portfolio has substantial direct exposure to emerging markets, we also have significant positions in established Western companies, especially in the consumer and industrial areas, which are successfully growing their businesses globally.

Global equities are attractive on a range of measures, and quality companies offer excellent prospects for long-term growth. Put simply, we believe that the strong and the fortunate will continue to prosper even while the weak and the structurally challenged struggle and shrink.

Global Equity Fund

Fund Profile
As of September 30, 2010

Portfolio Characteristics
		MSCI All
		Country
		World
	Fund	Index
Number of Stocks	864	2,404
Median Market Cap	$15.4B	$32.8B
Price/Earnings Ratio	15.1x	15.9x
Price/Book Ratio	1.7x	1.8x
Return on Equity	16.7%	19.1%
Earnings Growth Rate	5.5%	5.4%
Dividend Yield	2.1%	2.5%
Turnover Rate	64%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.47%	—
Short-Term Reserves	0.6%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Consumer Discretionary	14.8%	9.7%
Consumer Staples	6.9	9.8
Energy	7.8	10.7
Financials	20.5	21.2
Health Care	9.3	8.6
Industrials	13.0	10.6
Information Technology	10.9	11.7
Materials	8.9	8.6
Telecommunication
Services	6.1	5.0
Utilities	1.8	4.1

Volatility Measures
MSCI All
Country
World
Index
R-Squared	0.99
Beta	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Jardine Holdings Ltd.	Industrial
	Conglomerates	1.9%
Royal Dutch Shell PLC	Integrated Oil &
	Gas	1.4
Rio Tinto	Diversified Metals
	& Mining	1.1
Cablevision Systems	Cable & Satellite
Corp. Class A		1.0
Johnson & Johnson	Pharmaceuticals	1.0
ConocoPhillips	Integrated Oil &
	Gas	0.9
International Business	IT Consulting &
Machines Corp.	Other Services	0.8
Nippon Telegraph &	Integrated
Telephone Corp.	Telecommunication
	Services	0.8
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	0.8
JPMorgan Chase & Co.	Diversified Financial
	Services	0.7
Top Ten		10.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratio was 0.44%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	10.3%	8.6%
Germany	3.7	3.2
France	3.0	4.1
Switzerland	1.6	3.1
Italy	1.3	1.1
Sweden	1.2	1.3
Other	3.0	4.6
Subtotal	24.1%	26.0%
Pacific
Japan	8.8%	8.5%
Hong Kong	4.2	1.1
Australia	2.1	3.4
Singapore	1.0	0.7
Subtotal	16.1%	13.7%
Emerging Markets
South Korea	2.8%	1.8%
India	2.3	1.1
Taiwan	1.8	1.5
China	1.6	2.5
South Africa	1.5	1.0
Philippines	1.5	0.1
Thailand	1.4	0.2
Malaysia	1.3	0.4
Other	3.6	5.2
Subtotal	17.8%	13.8%
North America
United States	38.9%	41.8%
Canada	3.0	4.4
Subtotal	41.9%	46.2%
Middle East	0.1%	0.3%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Equity Fund	10.51%	1.37%	6.66%	$19,050
Spliced Global Equity Index	8.42	2.53	1.94	12,113
Global Funds Average	8.33	1.94	0.74	10,770

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes applicable to Luxembourg holding companies thereafter.

Global Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.3%)[1]
Australia (1.8%)
Rio Tinto Ltd.	268,946	19,986
Santos Ltd.	1,441,319	17,862
Origin Energy Ltd.	784,355	12,040
National Australia Bank Ltd.	186,400	4,567
Australia & New Zealand
Banking Group Ltd.	174,900	4,006
BHP Billiton Ltd.	86,638	3,303
Brambles Ltd.	480,876	2,921
Amcor Ltd./Australia	431,936	2,722
Orica Ltd.	68,424	1,707
* Iluka Resources Ltd.	190,044	1,105
Alumina Ltd.	544,419	956
Caltex Australia Ltd.	49,291	574
Beach Energy Ltd.	500,099	329
* DuluxGroup Ltd.	68,424	181
		72,259
Austria (0.1%)
bwin Interactive
Entertainment AG	19,007	985
Oesterreichische Post AG	29,996	899
Andritz AG	10,903	766
OMV AG	7,330	275
		2,925
Belgium (0.2%)
Anheuser-Busch InBev NV	90,678	5,338
Groupe Bruxelles
Lambert SA	30,257	2,523
		7,861
Brazil (0.9%)
Vale SA Class B Pfd. ADR	526,200	14,602
Banco do Brasil SA	491,500	9,264
* OGX Petroleo e Gas
Participacoes SA	267,300	3,479
Petroleo Brasileiro SA
ADR Type A	71,700	2,353
Itau Unibanco Holding
SA ADR	93,525	2,261
BM&FBovespa SA	243,200	2,035

			Market
			Value
		Shares	($000)
	Odontoprev SA	75,851	878
	Ferbasa-Ferro Ligas da
	Bahia Prior Pfd.	75,400	558
			35,430
Canada (3.0%)
^	Rogers Communications Inc.
	Class B	753,748	28,212
	Bombardier Inc.	4,132,369	20,282
*	Research In Motion Ltd.	263,608	12,835
	Imperial Oil Ltd.	218,542	8,282
	Nexen Inc.	356,089	7,164
^	BCE Inc.	142,465	4,636
*,^	ACE Aviation Holdings Inc.
	Class A	404,559	4,423
^	National Bank of Canada	59,600	3,761
^	Penn West Energy Trust	185,798	3,724
	Onex Corp.	110,631	3,109
*	CGI Group Inc. Class A	191,600	2,885
	Fairfax Financial Holdings Ltd.	6,500	2,644
	Agrium Inc.	28,900	2,168
	Suncor Energy Inc.	62,568	2,037
	Magna International Inc.	22,700	1,863
*	Lundin Mining Corp.	345,200	1,725
^	Ritchie Bros Auctioneers Inc.	76,607	1,591
	Kinross Gold Corp.	81,200	1,523
	Encana Corp.	41,804	1,263
*	Gildan Activewear Inc.	25,600	720
	Groupe Aeroplan Inc.	55,316	680
	Centerra Gold Inc.	28,900	466
	Canadian Natural
	Resources Ltd.	12,300	426
	Fairfax Financial
	Holdings Ltd.	1,000	407
	Saputo Inc.	11,700	399
*	Catalyst Paper Corp.	1,158,844	124
*	Fraser Papers Inc.	337,960	21
*	AbitibiBowater Inc.	218,435	7
*	Nortel Networks Corp.	241,295	5
*	Transat AT Inc. Class A	200	3
			117,385

Global Equity Fund

			Market
			Value•
		Shares	($000)
Chile (0.2%)
	Enersis SA ADR	283,479	6,665

China (1.6%)
	China Mobile Ltd.	2,384,500	24,393
^	Tsingtao Brewery Co. Ltd.	2,286,000	13,173
	Dongfeng Motor
	Group Co. Ltd.	2,654,000	5,401
	Bank of China Ltd.	9,869,000	5,156
	China Petroleum &
	Chemical Corp.	5,684,000	5,015
	China Construction
	Bank Corp.	2,982,000	2,606
*	Baidu Inc. ADR	19,000	1,950
	China National Building
	Material Co. Ltd.	738,000	1,724
*	Sina Corp.	27,000	1,366
*,^	Shanda Interactive
	Entertainment Ltd. ADR	33,600	1,315
	Silver Grant International	1,734,000	546
			62,645
Czech Republic (0.1%)
	Komercni Banka AS	11,181	2,425

Denmark (0.7%)
*	Danske Bank A/S	238,629	5,729
*,^	William Demant Holding A/S 56,777		4,182
	Coloplast A/S Class B	31,613	3,775
	Carlsberg A/S Class B	34,300	3,569
	Novo Nordisk A/S Class B	29,057	2,876
*	GN Store Nord A/S	364,058	2,793
*	Vestas Wind Systems A/S	56,451	2,127
	AP Moller–
	Maersk A/S Class B	200	1,665
*	Jyske Bank A/S	23,304	906
*	Topdanmark A/S	3,899	490
*,^	Bang & Olufsen A/S	33,672	356
			28,468
Egypt (0.1%)
*	Ezz Steel	1,397,944	4,727
	Egyptian Financial
	Group-Hermes Holding	223,300	1,141
			5,868
Finland (0.4%)
	Sampo Oyj	229,018	6,188
	Metso Oyj	120,845	5,548
	Tieto Oyj	53,415	1,065
	Wartsila Oyj	12,083	790
	Stora Enso Oyj	75,824	752
	Nokia Oyj	70,491	708
	Cargotec Oyj Class B	15,037	651
	Outokumpu Oyj	26,850	534
	Kone Oyj Class B	5,113	264
			16,500

			Market
			Value•
		Shares	($000)
France (2.9%)
	Sanofi-Aventis SA	408,074	27,164
*	European Aeronautic
	Defence and
	Space Co. NV	527,374	13,160
	BNP Paribas	119,183	8,506
	Bouygues SA	187,800	8,091
	Vivendi SA	282,780	7,751
	EDF SA	141,200	6,095
	Cap Gemini SA	118,600	5,954
	ArcelorMittal	143,230	4,725
	Carrefour SA	79,013	4,259
	Legrand SA	117,822	3,987
	Lagardere SCA	89,523	3,505
*	Peugeot SA	79,186	2,671
	AXA SA	142,215	2,493
	Total SA	44,592	2,304
	Neopost SA	28,936	2,155
	Groupe Eurotunnel SA	239,488	2,037
	Thales SA	50,328	1,839
	Societe BIC SA	15,210	1,220
	Societe Generale	17,670	1,022
*	Valeo SA	21,064	978
	Technip SA	8,255	665
	SA des Ciments Vicat	9,138	646
^	Eurofins Scientific	11,975	615
	Imerys SA	7,677	460
*	Alcatel-Lucent ADR	131,498	444
	Alstom SA	8,304	424
	Cie de St-Gobain	8,447	378
	Arkema SA	6,983	357
*	Atos Origin SA	5,280	239
*,^	Eurofins Scientific Warrants
	Exp. 6/29/17	249	—
			114,144
Germany (3.6%)
	Deutsche Telekom AG	1,497,018	20,483
	Allianz SE	152,365	17,214
	BASF SE	211,234	13,320
	Deutsche Post AG	732,682	13,286
	Deutsche Bank AG	240,418	13,162
	E.ON AG	394,673	11,640
	Bayerische Motoren
	Werke AG	163,281	11,453
	Bayer AG	141,161	9,839
*	Daimler AG	105,116	6,652
	Henkel AG & Co.
	KGaA Prior Pfd.	122,199	6,563
	Fresenius Medical
	Care AG & Co. KGaA	92,662	5,723
*	Deutsche Lufthansa AG	175,706	3,227
	Celesio AG	65,082	1,416
*	Infineon Technologies AG	190,360	1,318
	Siemens AG	11,664	1,230
	Deutsche Boerse AG	17,900	1,194
	Suedzucker AG	33,188	742

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Adidas AG	11,034	683
	Fresenius Medical Care
	AG & Co. KGaA ADR	10,741	663
	Hannover
	Rueckversicherung AG	13,240	609
	GEA Group AG	21,137	528
	Axel Springer AG	3,763	497
*	Deutsche Bank AG Rights	64,200	311
	MLP AG	18,763	191
			141,944
Greece (0.0%)
*,^	Excel Maritime
	Carriers Ltd. Class A	55,265	311

Hong Kong (4.2%)
	Jardine Matheson
	Holdings Ltd.	863,102	38,944
	Jardine Strategic
	Holdings Ltd.	1,267,900	34,030
	New World
	Development Ltd.	8,160,947	16,394
	First Pacific Co. Ltd.	13,903,600	12,615
	Hutchison Whampoa Ltd.	915,000	8,513
	Henderson Land
	Development Co. Ltd.	1,044,289	7,420
	Television Broadcasts Ltd.	1,122,000	6,394
	Hongkong &
	Shanghai Hotels	3,589,805	6,299
	Wheelock & Co. Ltd.	1,826,000	6,091
	Esprit Holdings Ltd.	1,104,500	5,982
	SmarTone
	Telecommunications
	Holding Ltd.	3,606,290	4,711
	Midland Holdings Ltd.	4,712,000	4,346
	CLP Holdings Ltd.	463,000	3,691
	Hong Kong Aircraft
	Engineering Co. Ltd.	182,800	3,338
	Mandarin Oriental
	International Ltd.	824,690	1,414
	Hong Kong Exchanges
	and Clearing Ltd.	54,000	1,062
*	Next Media Ltd.	6,210,000	894
*	I-CABLE
	Communications Ltd.	6,561,000	879
	Cathay Pacific Airways Ltd.	312,000	845
*	Henderson Land
	Development Co. Ltd.
	Warrants Exp. 6/1/2011	205,800	60
			163,922
India (2.2%)
	Punjab National Bank Ltd.	540,514	15,532
	State Bank of India	204,963	14,774
	Bank of Baroda	606,970	11,772
	Bank of India	782,957	9,010
	Hindalco Industries Ltd.	1,624,931	7,109

			Market
			Value•
		Shares	($000)
*,2	Tata Steel Ltd. Warrants
	Exp. 12/23/14	412,400	6,042
	IDBI Bank Ltd.	1,641,220	5,556
	Canara Bank	370,088	4,800
	Allahabad Bank	623,815	3,224
	Dena Bank	1,146,752	2,703
	Union Bank of India	252,033	2,184
	Oriental Bank
	of Commerce	157,171	1,613
	Indian Bank	223,019	1,384
	Vijaya Bank	622,993	1,130
	Andhra Bank	122,011	436
	Apollo Tyres Ltd.	159,922	290
			87,559
Indonesia (0.7%)
*	Bank Pan
	Indonesia Tbk PT	82,959,343	10,607
	Indofood Sukses
	Makmur Tbk PT	10,543,000	6,435
	Semen Gresik
	Persero Tbk PT	3,047,500	3,379
	Matahari Putra
	Prima Tbk PT	24,541,775	2,620
	Gudang Garam Tbk PT	451,400	2,610
	Bank Negara Indonesia
	Persero Tbk PT	1,915,000	787
	Gajah Tunggal Tbk PT	2,642,500	586
	Citra Marga Nusaphala
	Persada Tbk PT	1,618,000	189
*	Mulia Industrindo Tbk PT	921,000	40
			27,253
Ireland (0.2%)
	Paddy Power PLC	42,500	1,492
	CRH PLC	87,415	1,441
*	Dragon Oil PLC	137,335	948
	Ryanair Holdings PLC ADR	28,878	890
	DCC PLC	28,986	831
	Fyffes PLC	1,219,961	532
*	Independent News &
	Media PLC	441,239	384
*	Irish Continental Group PLC	10,926	216
	Total Produce PLC	389,036	191
*	Anglo Irish Bank Corp. Ltd.	122,273	36
			6,961
Israel (0.1%)
	Teva Pharmaceutical
	Industries Ltd. ADR	27,200	1,435
*	Israel Discount Bank Ltd.
	Class A	526,190	1,041
			2,476
Italy (1.3%)
	Enel SPA	2,077,878	11,108
	UniCredit SPA	4,165,382	10,667
	Saipem SPA	161,468	6,490

Global Equity Fund

			Market
			Value
		Shares	($000)
	Telecom Italia SPA
	(Registered)	3,703,100	5,188
	Fiat SPA	322,884	4,999
	Luxottica Group SPA ADR	155,327	4,237
	Telecom Italia SPA
	(Bearer)	2,707,300	3,055
	Luxottica Group SPA	61,709	1,688
	Davide Campari-Milano SPA	92,610	555
	Intesa Sanpaolo SPA
	(Registered)	169,997	554
	Banco Popolare SC	82,039	493
	Finmeccanica SPA	39,845	474
	Mediaset SPA	44,016	313
*	Natuzzi SPA ADR	42,314	157
			49,978
Japan (8.4%)
	Nippon Telegraph &
	Telephone Corp.	729,000	31,932
	Nissan Motor Co. Ltd.	2,013,600	17,634
	Astellas Pharma Inc.	485,500	17,568
	Hitachi Ltd.	3,850,000	16,852
	Sony Corp.	516,400	15,942
	Marubeni Corp.	2,804,000	15,855
	Fujitsu Ltd.	1,905,000	13,403
	Daito Trust
	Construction Co. Ltd.	219,200	13,096
	Mitsui & Co. Ltd.	721,700	10,731
	Mitsubishi Corp.	437,000	10,383
	Mitsui Fudosan Co. Ltd.	535,000	9,027
	ORIX Corp.	101,400	7,761
	JX Holdings Inc.	1,167,370	6,774
	Sharp Corp.	666,000	6,639
	Tokyo Gas Co. Ltd.	1,377,000	6,263
	Japan Tobacco Inc.	1,773	5,908
	NTT Data Corp.	1,627	5,143
	FUJIFILM Holdings Corp.	110,700	3,676
	Toshiba Corp.	700,000	3,385
	Kao Corp.	133,000	3,244
	Panasonic Electric
	Works Co. Ltd.	230,000	3,050
*	Mitsubishi Materials Corp.	1,050,000	3,019
	Toyo Seikan Kaisha Ltd.	165,300	2,973
	Mitsubishi UFJ
	Financial Group Inc.	624,700	2,900
	Sumitomo Mitsui
	Financial Group Inc.	95,900	2,795
	Toyota Tsusho Corp.	187,200	2,758
	Sumitomo Electric
	Industries Ltd.	224,900	2,743
	Secom Co. Ltd.	58,400	2,638
	West Japan Railway Co.	722	2,593
	Toyota Motor Corp.	70,800	2,537
	Namco Bandai Holdings Inc.	269,550	2,498
	JS Group Corp.	125,100	2,452
	Chubu Electric
	Power Co. Inc.	92,500	2,288

			Market
			Value
		Shares	($000)
	Yamato Holdings Co. Ltd.	186,200	2,258
	MS&AD Insurance
	Group Holdings	91,200	2,099
	Sumitomo Corp.	157,700	2,034
	Hitachi Chemical Co. Ltd.	103,000	1,925
	Nippon Meat Packers Inc.	146,000	1,797
	Kawasaki Heavy
	Industries Ltd.	627,000	1,782
	Inpex Corp.	376	1,769
	Mitsubishi Heavy
	Industries Ltd.	475,000	1,754
	Seven & I Holdings Co. Ltd.	73,200	1,717
	Olympus Corp.	64,800	1,699
	Isetan Mitsukoshi
	Holdings Ltd.	163,300	1,695
	Tokyo Electric Power Co. Inc.	68,900	1,683
	Panasonic Corp.	117,900	1,601
	Shiseido Co. Ltd.	71,000	1,595
	Kyowa Hakko Kirin Co. Ltd.	155,000	1,538
	Obayashi Corp.	366,000	1,461
*	Yamaha Motor Co. Ltd.	96,700	1,455
	Yamada Denki Co. Ltd.	23,410	1,454
	Fukuoka Financial Group Inc.	354,000	1,418
	Nippon Paper Group Inc.	56,100	1,406
	East Japan Railway Co.	23,100	1,396
	Omron Corp.	60,500	1,383
	Sekisui House Ltd.	146,000	1,314
*	NKSJ Holdings Inc.	206,000	1,291
^	Shinsei Bank Ltd.	1,697,000	1,201
	Alfresa Holdings Corp.	27,200	1,159
	Kinden Corp.	125,000	1,133
*,^	Elpida Memory Inc.	97,000	1,116
	Bank of Yokohama Ltd.	236,000	1,103
	Aeon Co. Ltd.	102,600	1,100
	Yaskawa Electric Corp.	136,000	1,098
	NTT DoCoMo Inc.	656	1,096
	NSK Ltd.	157,000	1,065
	Dai Nippon Printing Co. Ltd.	82,000	1,002
	Mitsubishi Tanabe
	Pharma Corp.	61,000	995
	Marui Group Co. Ltd.	130,200	974
	Shimizu Corp.	243,000	902
	Sumitomo Forestry Co. Ltd.	128,000	902
	Mitsubishi Estate Co. Ltd.	55,000	895
	Idemitsu Kosan Co. Ltd.	9,300	798
	Yamatake Corp.	31,800	797
	Dena Co. Ltd.	25,200	794
	Taiyo Nippon Sanso Corp.	90,000	766
	Asahi Glass Co. Ltd.	75,000	765
	Rohm Co. Ltd.	12,200	755
	Toppan Forms Co. Ltd.	80,200	747
	Ryosan Co. Ltd.	29,800	745
	Chiba Bank Ltd.	124,000	724
	Nippon Suisan Kaisha Ltd.	206,800	681
	Onward Holdings Co. Ltd.	86,000	674
	Mizuho Financial Group Inc.	451,500	655

Global Equity Fund

		Market
		Value
	Shares	($000)
Ajinomoto Co. Inc.	59,000	579
Hitachi Metals Ltd.	47,000	554
K’s Holdings Corp.	21,900	504
KDDI Corp.	105	502
Tokyo Ohka Kogyo Co. Ltd.	25,800	460
IT Holdings Corp.	34,900	377
Arnest One Corp.	30,300	334
Oriental Land Co. Ltd.	3,200	298
Nagase & Co. Ltd.	25,000	284
IHI Corp.	144,000	276
Seino Holdings Corp.	45,000	273
KYORIN Holdings Inc.	17,000	264
Nihon Unisys Ltd.	39,100	258
Fuji Soft Inc.	16,300	251
Toho Gas Co. Ltd.	50,000	248
Daicel Chemical
Industries Ltd.	36,000	243
Fujitsu Frontech Ltd.	32,100	239
Trend Micro Inc.	7,800	234
EDION Corp.	29,600	218
Takasago Thermal
Engineering Co. Ltd.	26,000	204
Noritake Co. Ltd.	58,000	203
Dainippon Sumitomo
Pharma Co. Ltd.	17,100	143
Inabata & Co. Ltd.	22,700	115
Ricoh Co. Ltd.	8,000	113
		327,800
Malaysia (1.3%)
CIMB Group
Holdings Bhd.	6,020,638	15,923
Genting Malaysia Bhd.	10,752,400	11,806
AMMB Holdings Bhd.	3,921,887	7,532
Sime Darby Bhd.	1,870,457	5,141
British American
Tobacco Malaysia Bhd.	165,000	2,590
* Malaysian Airline
System Bhd.	3,182,866	2,401
Multi-Purpose
Holdings Bhd.	2,007,390	1,444
Telekom Malaysia Bhd.	1,218,275	1,350
Malayan Banking Bhd.	203,200	579
Carlsberg Brewery-
Malay Bhd.	109,600	184
Malaysian Airline
System Bhd. Pfd.	183,333	50
		49,000
Mexico (0.2%)
America Movil SAB
de CV ADR	100,440	5,356
Wal-Mart de Mexico
SAB de CV	596,200	1,494
Telefonos de Mexico
SAB de CV ADR	33,943	507
Alfa SAB de CV Class A	46,400	358
		7,715

		Market
		Value
	Shares	($000)
Morocco (0.0%)
Maroc Telecom	22,195	403

Netherlands (0.8%)
* Randstad Holding NV	159,631	7,253
Koninklijke KPN NV	320,736	4,969
Heineken NV	89,157	4,625
Koninklijke Boskalis
Westminster NV	85,758	3,605
Wolters Kluwer NV	142,891	3,003
Reed Elsevier NV	167,800	2,120
Koninklijke DSM NV	19,974	1,025
Akzo Nobel NV	15,434	952
Koninklijke Philips
Electronics NV	27,074	852
ASML Holding NV	19,463	579
Nutreco NV	7,888	577
TNT NV	12,503	336
*,^ Eurocastle Investment Ltd.	275,977	98
		29,994
New Zealand (0.0%)
Telecom Corp. of
New Zealand Ltd.	338,300	504
* PGG Wrightson Ltd.	51,996	21
		525
Norway (0.1%)
DnB NOR ASA	218,112	2,977
Statoil ASA	112,237	2,349
* Storebrand ASA	63,234	388
		5,714
Philippines (1.5%)
Ayala Corp.	2,108,913	19,577
ABS-CBN Holdings Corp.	13,521,188	17,191
Globe Telecom Inc.	425,190	8,608
Jollibee Foods Corp.	2,055,100	4,305
DMCI Holdings Inc.	5,230,000	3,269
* Lopez Holdings Corp.	15,742,000	2,249
Banco de Oro
Unibank Inc.	1,248,200	1,710
		56,909
Poland (0.3%)
KGHM Polska Miedz SA	311,533	12,532
* Polski Koncern
Naftowy Orlen	28,400	390
		12,922
Russia (0.5%)
Gazprom OAO ADR	584,050	12,304
Lukoil OAO ADR	101,800	5,802
Gazprom OAO ADR,
(U.S. Shares)	15,167	319
		18,425
Singapore (1.0%)
DBS Group Holdings Ltd.	1,226,000	13,116
* STATS ChipPAC Ltd.	8,521,000	9,149

Global Equity Fund

			Market
			Value
		Shares	($000)
	Great Eastern
	Holdings Ltd.	727,000	8,641
	Noble Group Ltd.	2,013,727	2,894
	GuocoLeisure Ltd.	4,656,000	2,369
*	Genting Singapore PLC	1,049,244	1,484
	United Industrial Corp. Ltd.	377,000	672
	Global Yellow Pages Ltd.	2,464,000	329
*	Global Yellow Pages Ltd.
	Warrants Exp. 8/13/2014	704,000	27
			38,681
South Africa (1.5%)
	Hosken Consolidated
	Investments Ltd.	1,449,794	15,203
	RMB Holdings Ltd.	1,612,338	8,767
	Sun International Ltd.	461,836	6,458
	Nedbank Group Ltd.	295,899	6,250
	Naspers Ltd.	107,900	5,265
	FirstRand Ltd.	1,559,377	4,788
	Clicks Group Ltd.	373,513	2,363
*	Anglo Platinum Ltd.	21,049	1,991
	Standard Bank Group Ltd.	86,631	1,375
	Gold Fields Ltd.	69,285	1,054
	JD Group Ltd.	144,427	988
	AngloGold Ashanti Ltd.	20,395	944
	City Lodge Hotels Ltd.	70,616	799
	Imperial Holdings Ltd.	44,305	719
	Discovery Holdings Ltd.	74,638	418
	Mondi Ltd.	14,936	121
			57,503
South Korea (2.8%)
	Samsung
	Electronics Co. Ltd.	40,071	27,289
	LG Corp.	193,241	13,984
	LG Display Co. Ltd.	335,020	11,624
	KB Financial Group Inc.	262,662	11,274
	KT Corp.	258,614	10,353
	Woori Finance
	Holdings Co. Ltd.	782,620	9,741
	Hana Financial Group Inc.	261,650	7,759
	Hyundai Motor Co.	47,911	6,431
	Kia Motors Corp.	107,980	3,485
	SK Holdings Co. Ltd.	28,553	2,966
2	Samsung
	Electronics Co. Ltd. GDR	5,600	1,925
	Mirae Asset
	Securities Co. Ltd.	16,766	880
	POSCO	1,000	455
	SK Telecom Co. Ltd.	2,930	440
	Korea Electric Power Corp.	5,000	129
			108,735
Spain (0.5%)
	Banco Santander SA	337,800	4,287
^	Acerinox SA	219,793	3,917
	Inditex SA	34,291	2,726
	Telefonica SA	83,321	2,068

			Market
			Value
		Shares	($000)
	Acciona SA	23,903	2,022
	Gestevision Telecinco SA	143,097	1,576
	Viscofan SA	46,874	1,547
	Banco Santander SA ADR	17,405	220
			18,363
Sweden (1.2%)
	Electrolux AB Class B	605,413	14,926
	Svenska Handelsbanken
	AB Class A	278,337	9,146
	Assa Abloy AB Class B	194,875	4,925
	Telefonaktiebolaget LM
	Ericsson Class B	360,408	3,953
	Atlas Copco AB Class B	187,334	3,306
	Swedish Match AB	78,892	2,108
	Investor AB Class B	78,468	1,598
	Hoganas AB Class B	45,699	1,487
*	Volvo AB Class B	85,260	1,256
	Svenska Cellulosa
	AB Class B	78,849	1,202
	Modern Times Group
	AB Class B	15,780	1,179
	Nordea Bank AB	57,088	596
	Oriflame Cosmetics SA	8,844	569
	Scania AB Class B	17,983	398
			46,649
Switzerland (1.5%)
	Novartis AG	239,637	13,793
	Roche Holding AG	50,939	6,960
	Cie Financiere
	Richemont SA	142,626	6,882
*	UBS AG	402,423	6,852
	Nestle SA	102,948	5,488
	Schindler Holding AG
	(Bearer)	37,561	4,032
	Geberit AG	18,989	3,384
	Adecco SA	62,740	3,280
	ABB Ltd.	95,048	2,007
	Julius Baer Group Ltd.	44,759	1,630
*	Clariant AG	104,066	1,523
*,^	Logitech International SA	74,502	1,301
	Sonova Holding AG	7,070	864
	Swiss Reinsurance Co. Ltd.	12,355	542
	Helvetia Holding AG	1,492	518
*	PubliGroupe AG	4,579	451
			59,507
Taiwan (1.7%)
	Fubon Financial
	Holding Co. Ltd.	15,401,663	18,927
	United
	Microelectronics Corp.	27,782,000	12,344
*	AU Optronics Corp.	11,010,700	11,449
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	2,363,306	4,677
	Compal Electronics Inc.	3,011,928	3,602

Global Equity Fund

			Market
			Value
		Shares	($000)
	Unimicron
	Technology Corp.	1,642,000	2,877
	Powertech Technology Inc.	714,000	2,298
	Chunghwa
	Telecom Co. Ltd.	911,000	2,045
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	197,978	2,008
*	Taishin Financial
	Holding Co. Ltd.	3,420,761	1,530
	Uni-President
	Enterprises Corp.	1,112,799	1,444
	Lite-On Technology Corp.	719,579	908
	Coretronic Corp.	433,000	665
*	Yageo Corp.	1,392,000	599
	Inventec Co. Ltd.	677,985	352
	Gigabyte
	Technology Co. Ltd.	314,000	305
	Chin-Poon Industrial Co.	337,000	276
	Yosun Industrial Corp.	100,774	181
	Radiant Opto-
	Electronics Corp.	65,000	97
*	King Yuan
	Electronics Co. Ltd.	203,000	92
			66,676
Thailand (1.4%)
	Siam Cement PCL (Foreign)	664,300	8,058
	Advanced Info
	Service PCL (Foreign)	2,392,700	7,504
	Kasikornbank PCL
	(Foreign)	1,832,600	7,473
	Siam Cement PCL NVDR	645,600	7,086
	Thanachart Capital PCL	5,163,500	7,013
	MBK PCL (Foreign)	1,429,100	4,673
	PTT PCL	461,900	4,525
	Banpu PCL	178,200	4,204
	Land and Houses
	PCL (Foreign)	6,141,000	1,537
	GMM Grammy
	PCL NVDR	2,917,000	1,442
	GMM Grammy
	PCL (Foreign)	1,688,200	834
*	Bangkok Bank
	PCL (Local)	150,700	774
*	Big C Supercenter PCL	84,200	182
*	Post Publishing
	PCL (Foreign)	1,300,000	178
	Matichon PCL (Foreign)	625,000	140
			55,623
Turkey (0.5%)
	Turkiye Vakiflar
	Bankasi Tao	2,057,800	6,243
	Haci Omer Sabanci
	Holding AS (Bearer)	1,007,799	5,209
	Turkiye Garanti
	Bankasi AS	681,800	3,951

			Market
			Value
		Shares	($000)
	Turkiye Garanti
	Bankasi AS ADR	503,100	2,898
	Anadolu Efes Biracilik
	Ve Malt Sanayii AS	80,800	1,262
	BIM Birlesik Magazalar AS	37,594	1,085
			20,648
United Kingdom (9.7%)
	Royal Dutch Shell
	PLC Class A	1,687,307	51,071
	BP PLC	3,797,398	25,982
	Vodafone Group PLC	9,851,322	24,307
	Rio Tinto PLC	388,950	22,786
	Xstrata PLC	697,660	13,364
*	Lloyds Banking
	Group PLC	11,459,183	13,294
	AstraZeneca PLC	241,654	12,266
	Barclays PLC	2,447,531	11,504
	BAE Systems PLC	1,995,853	10,748
	Rolls-Royce Group PLC	1,010,160	9,594
	BHP Billiton PLC	269,602	8,598
	Old Mutual PLC	3,160,000	6,897
	Invensys PLC	1,416,372	6,650
	Intertek Group PLC	211,479	6,092
	Reckitt Benckiser
	Group PLC	109,081	6,008
	Anglo American PLC	137,037	5,552
	Capita Group PLC	428,653	5,297
	Kazakhmys PLC	231,100	5,272
	Tesco PLC	781,384	5,212
	Royal Dutch Shell
	PLC Class B	175,938	5,140
	Diageo PLC	287,297	4,945
*	Wolseley PLC	178,124	4,478
	Compass Group PLC	520,623	4,344
	Prudential PLC	413,000	4,127
	Thomas Cook Group PLC	1,522,937	4,117
	Sage Group PLC	859,330	3,733
	Ensco PLC ADR	83,400	3,731
	Carnival PLC	92,456	3,646
	Michael Page
	International PLC	500,660	3,626
	Bunzl PLC	292,401	3,487
	Informa PLC	509,734	3,358
*	Horizon
	Acquisition Co. PLC	211,184	3,129
	Centrica PLC	573,965	2,918
	Unilever PLC	93,769	2,714
	British American
	Tobacco PLC	71,434	2,668
	ICAP PLC	392,992	2,665
	Imperial Tobacco
	Group PLC	87,565	2,612
*	Royal Bank of
	Scotland Group PLC	3,260,814	2,419
	Rightmove PLC	209,164	2,413
	WPP PLC	209,017	2,317

Global Equity Fund

			Market
			Value
		Shares	($000)
	Reed Elsevier PLC	268,647	2,272
	TUI Travel PLC	663,990	2,237
*	Inchcape PLC	447,940	2,197
	G4S PLC	540,728	2,167
	HSBC Holdings PLC	213,269	2,157
	Marks & Spencer
	Group PLC	336,300	2,054
	Smiths Group PLC	101,757	1,952
	International Personal
	Finance PLC	454,709	1,929
	Provident Financial PLC	145,765	1,891
*	Cairn Energy PLC	257,190	1,835
	Stagecoach Group PLC	633,202	1,816
	Cable & Wireless
	Communications PLC	1,992,764	1,780
	Rexam PLC	356,558	1,722
*	ITV PLC	1,765,450	1,657
	Cable & Wireless
	Worldwide PLC	1,399,089	1,609
*	Howden Joinery
	Group PLC	1,285,986	1,551
	Homeserve PLC	211,305	1,462
	Next PLC	40,467	1,411
	Experian PLC	116,005	1,264
	Man Group PLC	345,750	1,191
	Sportingbet PLC	912,747	1,139
	Devro PLC	266,692	1,047
*	Premier Foods PLC	3,973,700	1,018
	Ladbrokes PLC	469,194	989
	WH Smith PLC	138,420	985
	Aggreko PLC	38,698	956
	Admiral Group PLC	35,360	927
	AMEC PLC	58,557	908
	Hays PLC	502,744	893
	British Sky Broadcasting
	Group PLC	72,267	803
	Millennium & Copthorne
	Hotels PLC	86,358	706
	Sthree PLC	143,910	661
	RSA Insurance Group PLC	320,989	660
*	Berkeley Group
	Holdings PLC	48,842	635
	SSL International PLC	32,758	596
	GlaxoSmithKline PLC	30,102	594
	Smith & Nephew PLC	58,521	534
*	Jupiter Fund
	Management PLC	130,781	533
*	TalkTalk Telecom
	Group PLC	208,373	479
	Daily Mail & General
	Trust PLC	57,575	476
	Aviva PLC	74,193	465
*	Carphone Warehouse
	Group PLC	104,186	447
*	National Express Group PLC	112,685	429
	Close Brothers Group PLC	34,692	402

			Market
			Value
		Shares	($000)
*	PartyGaming PLC	82,853	358
*	Enterprise Inns PLC	195,094	330
	Mondi PLC	37,385	304
*	Barratt Developments PLC	172,408	268
*	Northgate PLC	50,062	171
^	HMV Group PLC	215,229	162
	Connaught PLC	103,081	27
*,^	Bradford & Bingley PLC	642,595	—
			378,137
United States (37.1%)
	Consumer Discretionary (7.2%)
	Cablevision Systems Corp.
	Class A	1,528,959	40,043
*	Amazon.com Inc.	164,803	25,884
*	priceline.com Inc.	56,358	19,632
*	Liberty Global Inc. Class A	511,788	15,768
*	Liberty Global Inc.	406,125	12,411
	Time Warner Cable Inc.	218,858	11,816
	CBS Corp. Class B	672,135	10,660
	Time Warner Inc.	289,938	8,887
	Comcast Corp. Class A	448,500	8,109
*,^	Blue Nile Inc.	178,329	7,934
	Sotheby’s	207,988	7,658
*	Royal Caribbean Cruises Ltd.	227,000	7,157
	American Greetings Corp.
	Class A	338,840	6,299
	News Corp. Class A	472,100	6,166
	Gannett Co. Inc.	488,441	5,974
^	Garmin Ltd.	195,331	5,928
*	Pulte Group Inc.	634,536	5,559
*	Ford Motor Co.	438,700	5,370
*	MGM Resorts International	428,738	4,836
*	DIRECTV Class A	111,260	4,632
*	ITT Educational Services Inc.	61,432	4,317
	Ross Stores Inc.	71,911	3,928
*	Hanesbrands Inc.	140,387	3,630
	Gap Inc.	181,700	3,387
*	Liberty Media Corp.–
	Interactive	225,941	3,098
*	K12 Inc.	104,520	3,034
	Cooper Tire & Rubber Co.	135,145	2,653
	KB Home	227,133	2,573
*	Liberty Media Corp.–Capital	44,434	2,313
	International Game
	Technology	157,171	2,271
	Omnicom Group Inc.	56,224	2,220
*	CC Media Holdings Inc.
	Class A	292,110	2,154
	PRIMEDIA Inc.	540,783	2,055
	News Corp. Class B	122,200	1,840
*	Aeropostale Inc.	72,963	1,696
*	Madison Square
	Garden Inc. Class A	78,832	1,662
*	Discovery
	Communications Inc.
	Class A	34,831	1,517

Global Equity Fund

			Market
			Value
		Shares	($000)
*	Mohawk Industries Inc.	25,590	1,364
	CBS Corp. Class A	85,148	1,354
*	Interpublic Group
	of Cos. Inc.	118,031	1,184
	Finish Line Inc. Class A	84,872	1,181
*	Liberty Media Corp.–Starz	17,561	1,139
*	Discovery
	Communications Inc.	26,743	1,021
*	Bed Bath & Beyond Inc.	23,300	1,012
	Scholastic Corp.	32,700	910
*	Cheesecake Factory Inc.	31,408	831
	Walt Disney Co.	24,700	818
	Dillard’s Inc. Class A	33,546	793
	Bob Evans Farms Inc.	14,892	418
*	Pre-Paid Legal Services Inc.	6,053	378
*	Biglari Holdings Inc.	1,130	371
*	TRW Automotive
	Holdings Corp.	7,894	328
*	Warnaco Group Inc.	6,047	309
*	Select Comfort Corp.	43,684	296
*	Cavco Industries Inc.	8,044	289
*	DSW Inc. Class A	9,809	282
	Sturm Ruger & Co. Inc.	20,139	275
*	Domino’s Pizza Inc.	20,338	269
	DR Horton Inc.	13,561	151
*	Ascent Media Corp.
	Class A	2,330	62
*	Fleetwood
	Enterprises Inc.	2,250,448	2
*	Sun-Times Media
	Group Inc. Class A	130,959	—

	Consumer Staples (3.7%)
	Costco Wholesale Corp.	462,260	29,811
	Tyson Foods Inc. Class A	962,975	15,427
	Altria Group Inc.	586,637	14,091
	Estee Lauder Cos. Inc.
	Class A	138,943	8,785
	Philip Morris
	International Inc.	147,544	8,265
	Bunge Ltd.	134,400	7,951
	Procter & Gamble Co.	127,325	7,636
	Safeway Inc.	314,500	6,655
	Del Monte Foods Co.	440,709	5,778
	Kroger Co.	262,635	5,689
	Walgreen Co.	129,879	4,351
	Archer-Daniels-Midland Co.	133,951	4,276
	Sanderson Farms Inc.	91,466	3,959
*	Constellation Brands Inc.
	Class A	221,400	3,917
	PepsiCo Inc.	56,849	3,777
	Sara Lee Corp.	266,700	3,582
*	Smithfield Foods Inc.	178,200	2,999
	Wal-Mart Stores Inc.	30,999	1,659
	SUPERVALU Inc.	136,078	1,569
*	Whole Foods Market Inc.	31,200	1,158

			Market
			Value
		Shares	($000)
	Nu Skin Enterprises Inc.
	Class A	36,841	1,061
	Corn Products
	International Inc.	20,935	785
*	Medifast Inc.	22,344	606
*	Central Garden and
	Pet Co. Class A	27,301	283
*	Spectrum Brands
	Holdings Inc.	9,500	258
*	Alliance One
	International Inc.	57,800	240
	Cal-Maine Foods Inc.	8,187	237

	Energy (2.3%)
	ConocoPhillips	587,673	33,750
	Chevron Corp.	348,985	28,285
	Devon Energy Corp.	123,990	8,027
	Marathon Oil Corp.	213,400	7,064
*	Rowan Cos. Inc.	90,335	2,743
*	Newfield Exploration Co.	40,300	2,315
	EOG Resources Inc.	23,282	2,164
*	Cloud Peak Energy Inc.	53,817	982
*	Stone Energy Corp.	57,648	849
	National Oilwell Varco Inc.	18,814	837
	Baker Hughes Inc.	11,500	490

	Financials (5.3%)
	JPMorgan Chase & Co.	768,416	29,254
*	Berkshire Hathaway Inc.
	Class B	230,250	19,037
	Bank of America Corp.	1,170,278	15,342
	Capital One Financial Corp.	365,460	14,454
*	Citigroup Inc.	3,329,877	12,987
	Legg Mason Inc.	403,172	12,220
	SL Green Realty Corp.	188,461	11,935
*	CB Richard Ellis Group Inc.
	Class A	541,822	9,905
	Travelers Cos. Inc.	179,200	9,336
	Wells Fargo & Co.	361,900	9,095
	Lazard Ltd. Class A	203,573	7,141
*	MBIA Inc.	704,792	7,083
*	AmeriCredit Corp.	202,500	4,953
	American Express Co.	105,380	4,429
	BB&T Corp.	178,700	4,303
*	PHH Corp.	189,370	3,988
	Annaly Capital
	Management Inc.	214,641	3,778
	Moody’s Corp.	148,129	3,700
	Mercury General Corp.	87,648	3,582
*	MGIC Investment Corp.	315,122	2,909
*	Markel Corp.	6,638	2,287
	Morgan Stanley	88,550	2,185
	Prosperity Bancshares Inc.	66,622	2,163
	Fifth Third Bancorp	176,100	2,119
	Cash America
	International Inc.	34,831	1,219

Global Equity Fund

			Market
			Value
		Shares	($000)
	Progressive Corp.	55,570	1,160
	New York Community
	Bancorp Inc.	62,410	1,014
	Montpelier Re Holdings Ltd.	57,268	992
	PS Business Parks Inc.	11,655	659
	Republic Bancorp Inc.
	Class A	27,308	577
*	CIT Group Inc.	13,702	559
*	RAIT Financial Trust	277,024	457
	Ameriprise Financial Inc.	9,332	442
*	World Acceptance Corp.	9,748	431
*	First Cash Financial
	Services Inc.	12,766	354
	Allied World Assurance Co.
	Holdings Ltd.	5,409	306
	BGC Partners Inc. Class A	48,052	287
	American Equity Investment
	Life Holding Co.	26,726	274
	Advance America Cash
	Advance Centers Inc.	45,200	182
	Horace Mann
	Educators Corp.	3,655	65
*,^	Washington Mutual Inc.	166,300	32
*,3	JG Wentworth Inc.	1	—

	Health Care (5.8%)
	Johnson & Johnson	615,954	38,165
	Bristol-Myers Squibb Co.	949,697	25,746
	Eli Lilly & Co.	640,345	23,392
	UnitedHealth Group Inc.	646,627	22,703
	Cardinal Health Inc.	548,513	18,123
*	WellPoint Inc.	286,396	16,222
*	Forest Laboratories Inc.	483,846	14,965
	Pfizer Inc.	714,700	12,271
*	Humana Inc.	228,877	11,499
*	Gilead Sciences Inc.	206,200	7,343
	Hill-Rom Holdings Inc.	113,909	4,088
*	Healthspring Inc.	148,465	3,836
*	Biogen Idec Inc.	65,228	3,661
*	Par Pharmaceutical Cos. Inc.	108,843	3,165
*	Health Net Inc.	107,917	2,934
*	Endo Pharmaceuticals
	Holdings Inc.	84,899	2,822
*	Magellan Health
	Services Inc.	47,946	2,265
*	Waters Corp.	26,521	1,877
	Aetna Inc.	59,134	1,869
*	Health Management
	Associates Inc. Class A	209,900	1,608
	Medicis Pharmaceutical
	Corp. Class A	51,951	1,540
*	Varian Medical Systems Inc.	19,000	1,150
	Patterson Cos. Inc.	34,392	985
	Merck & Co. Inc.	25,259	930
*	Kindred Healthcare Inc.	59,522	775
*	Medco Health Solutions Inc.	13,800	719

			Market
			Value
		Shares	($000)
*	LifePoint Hospitals Inc.	17,271	606
	Universal American Corp.	28,000	413
*	AMERIGROUP Corp.	9,191	390
*	Impax Laboratories Inc.	15,163	300
	Invacare Corp.	10,493	278
*	Insmed Inc.	353,900	255
*	Community Health
	Systems Inc.	7,177	222

	Industrials (2.5%)
*	Kansas City Southern	339,750	12,710
*	Delta Air Lines Inc.	1,081,218	12,585
	Towers Watson & Co.
	Class A	189,563	9,323
*	Oshkosh Corp.	292,953	8,056
	Ingersoll-Rand PLC	218,300	7,795
	Parker Hannifin Corp.	96,400	6,754
	Northrop Grumman Corp.	104,501	6,336
	Viad Corp.	305,697	5,912
	Raytheon Co.	127,479	5,827
*	AMR Corp.	925,604	5,803
*	US Airways Group Inc.	488,743	4,521
*	Ultrapetrol Bahamas Ltd.	363,983	2,337
	Expeditors International
	of Washington Inc.	46,439	2,147
	Deere & Co.	22,424	1,565
	Brink’s Co.	64,339	1,480
*	Stericycle Inc.	12,676	881
	Unifirst Corp.	19,852	876
*	Hawaiian Holdings Inc.	122,800	736
*	AGCO Corp.	15,400	601
	Pitney Bowes Inc.	26,200	560
	Heidrick & Struggles
	International Inc.	28,147	548
	Deluxe Corp.	28,243	540
	Standex International Corp.	19,500	472
*	Consolidated Graphics Inc.	7,804	323
*	United Rentals Inc.	19,617	291
	JB Hunt Transport
	Services Inc.	5,521	192

	Information Technology (5.8%)
	International Business
	Machines Corp.	238,990	32,058
	Microsoft Corp.	837,772	20,517
	Hewlett-Packard Co.	432,721	18,205
	Computer Sciences Corp.	388,652	17,878
*	Gartner Inc.	600,014	17,664
*	Lexmark International Inc.
	Class A	283,086	12,631
*	Western Digital Corp.	378,700	10,751
*	Seagate Technology PLC	801,479	9,441
	Tyco Electronics Ltd.	258,110	7,542
*	eBay Inc.	308,853	7,536
*	Motorola Inc.	858,700	7,325
*	Tech Data Corp.	171,800	6,924

Global Equity Fund

			Market
			Value
		Shares	($000)
*	Dell Inc.	457,700	5,932
	Corning Inc.	300,444	5,492
*	Advanced Micro
	Devices Inc.	745,574	5,301
	Earthlink Inc.	570,357	5,185
	DST Systems Inc.	104,406	4,682
*	Vishay Intertechnology Inc.	467,877	4,529
*	LSI Corp.	958,780	4,372
*	Alliance Data Systems Corp.	53,210	3,473
	Xerox Corp.	316,371	3,274
*	Google Inc. Class A	4,949	2,602
*	InterDigital Inc.	81,775	2,421
	Accenture PLC Class A	49,900	2,120
*	Cisco Systems Inc.	67,600	1,480
*	Forrester Research Inc.	43,700	1,446
*	CSG Systems
	International Inc.	47,796	871
*	Net 1 UEPS
	Technologies Inc.	64,457	745
*	FLIR Systems Inc.	28,628	736
*	Synaptics Inc.	18,672	525
*	ValueClick Inc.	35,134	460
*	Photronics Inc.	83,300	441
*	Insight Enterprises Inc.	24,200	379
*	Flextronics International Ltd.	60,510	365
*	Vishay Precision Group Inc.	22,504	351
*	Integral Systems Inc.	38,962	288
*	Lattice Semiconductor Corp.	51,304	244
*	AOL Inc.	5,380	133

	Materials (3.3%)
	Freeport-McMoRan
	Copper & Gold Inc.	277,915	23,731
	Eastman Chemical Co.	222,203	16,443
	Lubrizol Corp.	147,363	15,616
	MeadWestvaco Corp.	477,393	11,639
	International Paper Co.	464,567	10,104
	Domtar Corp.	130,879	8,452
	Scotts Miracle-Gro Co.
	Class A	122,405	6,332
	Temple-Inland Inc.	332,840	6,211
	Monsanto Co.	94,297	4,520
	CF Industries Holdings Inc.	47,267	4,514
	PPG Industries Inc.	47,708	3,473
	Cabot Corp.	94,857	3,089
	Innophos Holdings Inc.	58,673	1,942
	A Schulman Inc.	94,589	1,906
	Praxair Inc.	17,943	1,620
	Minerals Technologies Inc.	22,108	1,303
	NewMarket Corp.	10,710	1,217
*	Boise Inc.	182,723	1,186
*	Clearwater Paper Corp.	14,700	1,118
	Greif Inc. Class A	9,597	565
*	Ferro Corp.	32,996	425
*	Omnova Solutions Inc.	58,800	423
	Sherwin-Williams Co.	5,502	413

			Market
			Value
		Shares	($000)
	Buckeye Technologies Inc.	24,400	359
	PH Glatfelter Co.	27,000	328
*	KapStone Paper and
	Packaging Corp.	24,859	302
	Rock-Tenn Co. Class A	5,998	299
	Stepan Co.	5,024	297
	Cytec Industries Inc.	5,209	294
*	Wausau Paper Corp.	26,200	217

	Telecommunication Services (0.9%)
	AT&T Inc.	579,808	16,583
*	NII Holdings Inc.	210,534	8,653
*	Cincinnati Bell Inc.	1,183,284	3,159
*	Sprint Nextel Corp.	543,921	2,518
*	Level 3
	Communications Inc.	2,159,498	2,024
	Telephone & Data
	Systems Inc.	42,111	1,381
	USA Mobility Inc.	21,200	340

	Utilities (0.3%)
	Constellation Energy
	Group Inc.	247,178	7,969
	Pepco Holdings Inc.	230,800	4,293
			1,447,479
Total Common Stocks
(Cost $3,157,607)			3,760,387

		Face
		Amount
		($000)
Convertible Bonds (0.2%)
Consumer Discretionary (0.0%)
	Sotheby’s,
	3.125%, 6/15/13	787	989

Financials (0.1%)
2	SL Green Realty Corp.,
	3.000%, 3/30/27	1,032	1,001

Industrials (0.0%)
	AMR Corp.,
	6.250%, 10/15/14	452	440
	US Airways Group Inc.,
	7.250%, 5/15/14	184	408
			848
Telecommunication Services (0.1%)
	NII Holdings Inc.,
	3.125%, 6/15/12	2,998	2,908
Total Convertible Bonds
(Cost $4,116)			5,746

Global Equity Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (4.5%)[1]
Money Market Fund (4.3%)
4,5	Vanguard Market
	Liquidity Fund,
	0.261%	166,894,496	166,894

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
6,7	Fannie Mae Discount
	Notes, 0.341%, 10/20/10	2,000	2,000
6,7	Fannie Mae Discount
	Notes, 0.300%, 11/3/10	5,000	4,999
6,7	Federal Home Loan Bank
	Discount Notes,
	0.300%, 11/19/10	2,000	1,999
6,7	Freddie Mac Discount
	Notes, 0.361%, 12/16/10	1,000	1,000
			9,998
Total Temporary Cash Investments
(Cost $176,891)			176,892
Total Investments (101.0%)
(Cost $3,338,614)			3,943,025

Market
Value
($000)
Other Assets and Liabilities (-1.0%)
Other Assets[7]	47,902
Liabilities[5]	(85,089)
(37,187)
Net Assets (100%)
Applicable to 233,324,189 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,905,838
Net Asset Value Per Share	$16.74

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	5,345,296
Undistributed Net Investment Income	32,787
Accumulated Net Realized Losses	(2,078,193)
Unrealized Appreciation (Depreciation)
Investment Securities	604,411
Futures Contracts	(150)
Foreign Currencies and
Forward Currency Contracts	1,687
Net Assets	3,905,838

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $46,849,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 1.8%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate value of these securities was $8,968,000, representing 0.2% of net assets.
3 Restricted security represents 0.0% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $49,433,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $7,198,000 and cash of $500,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends[1]	86,876
Interest[2]	937
Security Lending	2,081
Total Income	89,894
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,257
Performance Adjustment	(4,237)
The Vanguard Group—Note C
Management and Administrative	9,783
Marketing and Distribution	937
Custodian Fees	668
Auditing Fees	38
Shareholders’ Reports	85
Trustees’ Fees and Expenses	8
Total Expenses	16,539
Net Investment Income	73,355
Realized Net Gain (Loss)
Investment Securities Sold	89
Futures Contracts	4,374
Foreign Currencies and Forward Currency Contracts	(2,017)
Realized Net Gain (Loss)	2,446
Change in Unrealized Appreciation (Depreciation)
Investment Securities	295,470
Futures Contracts	(1,637)
Foreign Currencies and Forward Currency Contracts	1,503
Change in Unrealized Appreciation (Depreciation)	295,336
Net Increase (Decrease) in Net Assets Resulting from Operations	371,137
1 Dividends are net of foreign withholding taxes of $4,437,000.
2 Interest income from an affiliated company of the fund was $295,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	73,355	88,227
Realized Net Gain (Loss)	2,446	(1,781,355)
Change in Unrealized Appreciation (Depreciation)	295,336	1,329,131
Net Increase (Decrease) in Net Assets Resulting from Operations	371,137	(363,997)
Distributions
Net Investment Income	(85,415)	(163,433)
Realized Capital Gain	—	—
Total Distributions	(85,415)	(163,433)
Capital Share Transactions
Issued	548,911	490,456
Issued in Lieu of Cash Distributions	80,356	150,795
Redeemed	(822,546)	(1,460,902)
Net Increase (Decrease) from Capital Share Transactions	(193,279)	(819,651)
Total Increase (Decrease)	92,443	(1,347,081)
Net Assets
Beginning of Period	3,813,395	5,160,476
End of Period[1]	3,905,838	3,813,395
1 Net Assets—End of Period includes undistributed net investment income of $32,787,000 and $46,693,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.49	$16.64	$26.51	$21.96	$19.72
Investment Operations
Net Investment Income	.314	.371	.529	.490[1]	.320
Net Realized and Unrealized Gain (Loss)
on Investments	1.292	(.948)	(8.569)	5.250	2.595
Total from Investment Operations	1.606	(.577)	(8.040)	5.740	2.915
Distributions
Dividends from Net Investment Income	(.356)	(.573)	(.430)	(.310)	(.240)
Distributions from Realized Capital Gains	—	—	(1.400)	(.880)	(.435)
Total Distributions	(.356)	(.573)	(1.830)	(1.190)	(.675)
Net Asset Value, End of Period	$16.74	$15.49	$16.64	$26.51	$21.96

Total Return[2]	10.51%	-2.30%	-32.24%	27.00%	15.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,906	$3,813	$5,160	$7,552	$4,191
Ratio of Total Expenses to
Average Net Assets[3]	0.44%	0.47%	0.51%	0.64%	0.72%
Ratio of Net Investment Income to
Average Net Assets	1.94%	2.55%	2.35%	1.98%	1.76%
Portfolio Turnover Rate	64%	71%	73%	64%	88%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.11%), (0.13%), (0.02%), 0.05%, and 0.05%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under

Global Equity Fund

the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted.

Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Acadian Asset Management LLC, AllianceBernstein L.P., and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP and Acadian Asset Management LLC are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance since June 30, 2006, relative to the MSCI All Country World Index. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance since June 30, 2008, relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended September 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $4,237,000 (0.11%) based on performance.

Global Equity Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $673,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	188,790	2,124,061	57
Common Stocks—Domestic	1,447,479	—	—
Convertible Bonds	—	5,746	—
Temporary Cash Investments	166,894	9,998	—
Futures Contracts—Liabilities[1]	(723)	—	—
Forward Currency Contracts—Assets	—	1,570	—
Forward Currency Contracts—Liabilities	—	(68)	—
Total	1,802,440	2,141,307	57
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2010:

Investments in
Common Stocks—
International
Amount valued based on Level 3 Inputs	($000)
Balance as of September 30, 2009	59
Change in Unrealized Appreciation (Depreciation)	(2)
Balance as of September 30, 2010	57

Global Equity Fund

E. At September 30, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,570	1,570
Liabilities	(723)	(68)	(791)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	4,374	—	4,374
Forward Currency Contracts	—	270	270
Realized Net Gain (Loss) on Derivatives	4,374	270	4,644

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,637)	—	(1,637)
Forward Currency Contracts	—	1,410	1,410
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,637)	1,410	(227)

At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2010	100	28,418	513
E-mini S&P 500 Index	December 2010	399	22,677	(42)
Dow Jones EURO STOXX 50 Index	December 2010	493	18,428	(350)
FTSE 100 Index	December 2010	146	12,722	(60)
Topix Index	December 2010	109	10,784	(51)
S&P ASX 200 Index	December 2010	96	10,689	(169)
MSCI Taiwan Index	October 2010	42	1,222	9

Unrealized appreciation (depreciation) on open S&P 500 Index, E-mini S&P 500 Index, and FTSE 100 Index futures is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At September 30, 2010, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	12/22/10	EUR	13,755	USD	18,767	922
UBS AG	12/22/10	GBP	8,111	USD	12,774	237
UBS AG	12/15/10	JPY	905,121	USD	10,844	120
UBS AG	12/22/10	AUD	11,214	USD	10,744	291
Goldman Sachs Bank USA	10/15/10	USD	4,779	CAD	4,912	(68)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At September 30, 2010, the counterparty had deposited in a segregated account securities with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

The fund had net unrealized foreign currency gains of $185,000 resulting from the translation of other assets and liabilities at September 30, 2010.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency losses of $2,287,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2010, the fund realized gains on the sale of passive foreign investment companies of $441,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at September 30, 2010, was $17,666,000, of which $15,102,000 has been distributed and is reflected in the balance of undistributed net investment income.

Global Equity Fund

For tax purposes, at September 30, 2010, the fund had $57,366,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,062,156,000 to offset future net capital gains of $831,873,000 through September 30, 2017, and $1,230,283,000 through September 30, 2018. In addition, the fund realized losses of $14,361,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $3,357,003,000. Net unrealized appreciation of investment securities for tax purposes was $586,022,000, consisting of unrealized gains of $873,648,000 on securities that had risen in value since their purchase and $287,626,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2010, the fund purchased $2,302,854,000 of investment securities and sold $2,484,020,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	34,742	39,924
Issued in Lieu of Cash Distributions	5,099	13,022
Redeemed	(52,655)	(116,845)
Net Increase (Decrease) in Shares Outstanding	(12,814)	(63,899)

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 17, 2010

Special 2010 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $73,150,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 36.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $54,568,000 and foreign taxes paid of $4,544,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2011 to determine the calendar year amounts to be included on their 2010 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund
Periods Ended September 30, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.51%	1.37%	6.66%
Returns After Taxes on Distributions	10.18	0.49	5.69
Returns After Taxes on Distributions and Sale of Fund Shares	7.31	1.00	5.47

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,021.98	$2.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	2.08

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447
CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112010

Vanguard Strategic Small-Cap
Equity Fund Annual Report

September 30, 2010

> For the fiscal year ended September 30, 2010, Vanguard Strategic Small-Cap Equity Fund returned about 17%, ahead of the return of its benchmark index and the average return of its peer group.

> The broad U.S. market returned about 11%, and small-capitalization stocks slightly outpaced their large-cap counterparts.

> Financials, information technology, and consumer discretionary stocks were the fund’s leading contributors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	16.70%
MSCI US Small Cap 1750 Index	15.14
Small-Cap Core Funds Average	13.24
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$14.32	$16.53	$0.160	$0.000

1

Chairman’s Letter

Dear Shareholder,

In a year in which stocks changed course more than once, Vanguard Strategic Small-Cap Equity Fund returned about 17% for the 12 months ended September 30, 2010. The fund advanced about 15% during the first six months of the year but gained only about 1% in the second half, despite a surge of nearly 12% in September.

The fund outpaced its benchmark, the MSCI US Small Cap 1750 Index, which returned about 15%, and exceeded the approximately 13% average return of its peers. Only the energy sector finished the period in negative territory, although telecommunications stocks, a sliver of the fund’s holdings, returned less than 1%. Financials, information technology, and consumer discretionary stocks were the top performers.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of

2

strength in corporate financial statements. The broad U.S. stock market rallied to close the period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raised questions about the prospects for total returns in a fixed income market where yields hovered near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Financial holdings buoyed fund’s results
Vanguard Strategic Small-Cap Equity Fund’s advisor, Vanguard Quantitative Equity Group, maintains sector allocations and a fund risk profile similar to those of the benchmark index while overweighting or underweighting individual stocks as it seeks outperformance. There were more hits than misses for the fiscal year as the fund surpassed the return of its benchmark and the average return of its peers.

The fund’s fiscal year can be looked at as two distinct halves. As the stock market continued the rally that began in March 2009, the fund returned about 15% for the first six months. The second half was far choppier and less productive as concerns spread about the health of the U.S. economy and Europe’s debt crisis. Despite September’s double-digit gain, the fund returned about 1% for the six-month period.

Financial stocks, the largest sector in both the benchmark and the fund, significantly boosted the fund’s performance. Superior stock selection was evident especially among mortgage finance companies, many of which suffered as weakness

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.43%	1.50%

The fund expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Small-Cap Core Funds.

4

in the real estate market continued. Insurance company holdings provided an additional edge against the benchmark.

Strong stock choices again drove the fund’s superior performance in the information technology sector, where communication equipment manufacturers led the way.

A rebound in advertising spending lifted some media companies in the consumer discretionary sector. Several restaurant companies also did well.

The only sector that posted a negative result for the period was energy. Although one of the fund’s smaller sector weightings, it weighed heavily on performance. Poor stock selection in industrials further limited returns as the fund missed opportunities in several airlines that posted strong results and was overweighted in a few that struggled.

Prior-year results weigh on performance record
Since its launch in April 2006, Vanguard Strategic Small-Cap Equity Fund has had an average annual return of about –3%. Its benchmark index has been nearly flat for the same period, while the average return for peers has been about –2%.

While the fund’s returns over the past 12 months are commendable, they haven’t been enough to offset prior-year losses. Of course, at 4½ years old, the fund is still

Total Returns
Inception Through September 30, 2010
Average
Annual Return
Strategic Small-Cap Equity Fund (Returns since inception: 4/24/2006)	-3.10%
MSCI US Small Cap 1750 Index	0.03
Small-Cap Core Funds Average	-2.18
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

in its infancy, and it’s not yet possible to make a fair judgment about its longer-term performance.

Like many active quantitative managers, Vanguard Quantitative Equity Group has struggled with unusual volatility and rallies in which the seemingly stronger and more attractively valued companies favored by its models have trailed the market’s more speculative stocks. Like any stock market dynamic, this one will eventually change course. We remain confident that when it does, the advisor’s disciplined, quantitative stock selection techniques can put it in a position to deliver highly competitive long-term returns. Its efforts are aided by the fund’s low costs, which help shareholders keep more of the return, an advantage that can compound over time.

Market predictions aren’t a winning recipe
The financial markets have a tendency to move in mysterious ways. Even the most astute market watchers don’t know what will happen next or which segment will be the next big leader or laggard. It’s tempting for investors to try to pick tomorrow’s winner before the masses and then shift tactics when the moment’s right.

Over any length of time, however, such a strategy likely will result in frustration and lower returns. Instead of trying to predict the next popular trend, we counsel investors to hold a portfolio that is diversified across and within the major asset classes of stocks, bonds, and money market instruments.

The Strategic Small-Cap Equity Fund is expected to go through up and down periods. But we continue to have confidence in Vanguard Quantitative Equity Group’s underlying stock-selection methodology and long-term strategy. We believe the fund can play a useful part as a small-cap component of a low-cost, well-balanced investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2010

6

Advisor’s Report

After starting the fiscal year with two strong quarters, the U.S. equity market headed south during the third quarter, declining over 10%, before finishing the fiscal fourth quarter and year with a strong rally. The September recovery came despite continued weakness and uncertainty in economic data. The growth rate of the U.S. economy has declined steadily since the fourth quarter of 2009, when GDP grew at a 5.0% annual pace; that was followed by a 3.7% rate in the first quarter of 2010 and a 1.6% rate in the second quarter. Although corporate earnings have continued to surprise on the upside and may continue to do so for this third quarter, an uncertain recovery, nearly 10% unemployment, sovereign debt concerns, and recent Federal Reserve statements about the possibility of additional stimulus measures have left investors cautious about where equity markets are headed next.

Small-capitalization stocks, the focus of your investment in the Strategic Small-Cap Equity Fund, returned 15.14% for the period as measured by the MSCI Small Cap 1750 Index. We are pleased to report that we were able to deliver a return in excess of the benchmark, as the Strategic Small-Cap Equity Fund gained 16.70%. Small-caps again outpaced larger-cap companies, as they have since 2007. For the 12 months, small-cap returns were led by materials, consumer discretionary, and consumer staples companies. Telecommunication services companies were the laggards.

Our company evaluation process added value during this period, as our valuation, management decisions, growth, and quality indicators accurately identified the outperformers. Our valuation model measures the price we will pay for a stock’s earnings or cash flow. The management decisions model evaluates the decisions corporate managers make to enhance shareholder value, and the growth indicator differentiates between companies with low valuations resulting from poor growth prospects and those with more attractive outlooks. The quality model measures balance sheet strength and the sustainability of earnings.

Our market sentiment model, which assesses investors’ actions regarding a company in the marketplace, was negative for the period and detracted from overall results.

Stock selection results were strongest in the financial, consumer discretionary, and technology sectors. In financials, selections including PMI Group, Nelnet Inc., and Ares Capital Corp. led the way. In the consumer category, Valassis Communications, Dana Holding Corp., and Tempur-Pedic International were the largest contributors to our relative results. Sybase and VeriFone were successful holdings in the technology group.

7

On the other hand, our selections in the industrial and energy sectors held back our overall return, as General Cable, Oshkosh, Helix Energy Solutions, and Cal Dive International did not perform as expected.

Although proof of a stable economic recovery has not yet materialized and market uncertainty and volatility may be with us for the near term, we remain committed to a portfolio of companies with lower relative price/earnings and price/cash flow ratios, growth rates near the market’s overall rate, a higher return on equity, quality balance sheets, and positive market sentiment. We believe this “growth at a reasonable price” approach to building a portfolio combined with a disciplined risk control framework offers an attractive profile that the market will reward over the long term. We thank you for your investment and look forward to the coming year.

James P. Stetler,
Principal and Portfolio Manager

Joel M. Dickson, Ph.D.
Prinicipal and Head, Vanguard Active Quantitative Equity Management

Vanguard Quantitative Equity Group

October 19, 2010

8

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2010

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	1750 Index	Index
Number of Stocks	475	1,724	3,920
Median Market Cap	$1.5B	$1.5B	$27.3B
Price/Earnings Ratio	15.5x	24.9x	17.1x
Price/Book Ratio	2.0x	1.8x	2.1x
Return on Equity	10.1%	10.4%	19.1%
Earnings Growth Rate 11.2%		4.3%	6.4%
Dividend Yield	1.2%	1.3%	1.8%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	66%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.43%	—	—
30-Day SEC Yield	0.80%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750 Index		Index
Consumer
Discretionary	15.0%	14.5%	11.7%
Consumer Staples	3.9	3.0	10.1
Energy	5.5	5.7	9.7
Financials	20.7	21.0	16.6
Health Care	11.2	10.8	11.2
Industrials	15.2	16.1	11.1
Information
Technology	17.8	18.4	19.0
Materials	5.7	5.8	4.2
Telecommunication
Services	1.0	0.9	2.9
Utilities	4.0	3.8	3.5

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	1750 Index	Index
R-Squared	0.99	0.94
Beta	0.95	1.18

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Core Laboratories NV	Oil & Gas
	Equipment &
	Services	0.8%
VeriFone Systems Inc.	Data Processing &
	Outsourced
	Services	0.8
Timken Co.	Industrial
	Machinery	0.8
Solera Holdings Inc.	Application
	Software	0.7
Warnaco Group Inc.	Apparel,
	Accessories &
	Luxury Goods	0.7
Panera Bread Co.	Restaurants	0.7
Oil States International	Oil & Gas
Inc.	Equipment &
	Services	0.7
Atmos Energy Corp.	Gas Utilities	0.7
Endurance Specialty	Reinsurance
Holdings Ltd.		0.7
Ares Capital Corp.	Asset Management
	& Custody Banks	0.7
Top Ten		7.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratio was 0.43%.

9

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(4/24/2006)	Investment
Strategic Small-Cap Equity Fund	16.70%	-3.10%	$8,698
Dow Jones U.S. Total Stock Market
Index	11.51	-0.41	9,818
MSCI US Small Cap 1750 Index	15.14	0.03	10,013
Small-Cap Core Funds Average	13.24	-2.18	9,071

Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Strategic Small-Cap Equity Fund

Fiscal-Year Total Returns (%): April 24, 2006, Through September 30, 2010

11

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (15.0%)
*	Warnaco Group Inc.	25,800	1,319
*	Panera Bread Co. Class A	14,500	1,285
*	Tempur-Pedic
	International Inc.	36,900	1,144
*	Big Lots Inc.	33,800	1,124
*	Valassis
	Communications Inc.	31,700	1,074
	Cracker Barrel Old Country
	Store Inc.	20,024	1,016
*	Aeropostale Inc.	42,150	980
	Finish Line Inc. Class A	62,800	874
*	TRW Automotive
	Holdings Corp.	20,460	850
	Rent-A-Center Inc.	37,700	844
	Cooper Tire & Rubber Co.	41,500	815
*	Liberty Media Corp. - Capital	15,300	797
*	CEC Entertainment Inc.	23,200	796
*	Dana Holding Corp.	61,200	754
	PF Chang’s China Bistro Inc.	15,900	735
*	Career Education Corp.	33,700	724
*	Jo-Ann Stores Inc.	15,900	708
*	Sinclair Broadcast Group Inc.
	Class A	99,100	696
*	Sally Beauty Holdings Inc.	58,100	651
*	La-Z-Boy Inc.	70,500	595
*	Papa John’s International Inc.	21,815	575
	Jones Apparel Group Inc.	24,600	483
	Scholastic Corp.	15,500	431
	Williams-Sonoma Inc.	13,200	418
*	JOS A Bank Clothiers Inc.	9,450	403
*	Timberland Co. Class A	19,800	392
*	HSN Inc.	13,100	392
*	Skechers U.S.A. Inc.
	Class A	14,000	329
*	Standard Pacific Corp.	80,500	320
*	Fossil Inc.	5,800	312
	Oxford Industries Inc.	12,500	297

			Market
			Value
		Shares	($000)
*	Deckers Outdoor Corp.	5,783	289
*	Steven Madden Ltd.	6,900	283
*	Denny’s Corp.	89,572	279
*	New York Times Co.
	Class A	31,700	245
*	Biglari Holdings Inc.	717	236
*	DSW Inc. Class A	7,500	215
*	Carter’s Inc.	7,900	208
	Dillard’s Inc. Class A	8,500	201
*	Stein Mart Inc.	22,700	200
*	Journal Communications Inc.
	Class A	43,475	196
*	Domino’s Pizza Inc.	14,800	196
*	AFC Enterprises Inc.	14,800	184
*	AnnTaylor Stores Corp.	8,000	162
	Thor Industries Inc.	4,400	147
*	Ruby Tuesday Inc.	12,000	142
*	Cheesecake Factory Inc.	5,100	135
	Tupperware Brands Corp.	2,600	119
*	Talbots Inc.	9,000	118
	Gannett Co. Inc.	9,500	116
*	Lincoln Educational
	Services Corp.	6,738	97
*	Ulta Salon Cosmetics &
	Fragrance Inc.	2,600	76
*	Pre-Paid Legal Services Inc.	1,200	75
	Sotheby’s	1,800	66
	Chico’s FAS Inc.	6,065	64
*	Pier 1 Imports Inc.	7,500	61
*	J Crew Group Inc.	1,700	57
	Cinemark Holdings Inc.	3,200	52
	American Greetings Corp.
	Class A	2,600	48
*	Jakks Pacific Inc.	2,700	48
*	Office Depot Inc.	9,636	44
*	iRobot Corp.	2,300	43
	Polaris Industries Inc.	600	39

12

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Universal Technical
	Institute Inc.	1,900	37
	Sturm Ruger & Co. Inc.	2,200	30
*	Brookfield Homes Corp.	3,200	26
			26,667
Consumer Staples (3.8%)
	Del Monte Foods Co.	85,800	1,125
	Ruddick Corp.	25,700	891
	Andersons Inc.	17,100	648
	Nu Skin Enterprises Inc.
	Class A	20,500	590
	Lancaster Colony Corp.	11,500	546
*	Central Garden and Pet Co.
	Class A	46,506	482
	Casey’s General Stores Inc.	10,792	451
*	Boston Beer Co. Inc. Class A	6,300	421
*	TreeHouse Foods Inc.	7,800	360
*	Revlon Inc. Class A	24,300	307
	Sanderson Farms Inc.	6,400	277
	National Beverage Corp.	18,100	253
	Coca-Cola Bottling Co.
	Consolidated	3,000	159
	J&J Snack Foods Corp.	2,900	122
	Herbalife Ltd.	1,400	84
	Corn Products
	International Inc.	2,000	75
*	Pantry Inc.	2,100	51
			6,842
Energy (5.4%)
	Core Laboratories NV	16,000	1,409
*	Oil States International Inc.	27,197	1,266
	Southern Union Co.	43,000	1,034
	World Fuel Services Corp.	34,100	887
*	Stone Energy Corp.	48,800	719
	SM Energy Co.	11,100	416
*	Matrix Service Co.	37,942	332
*	McMoRan Exploration Co.	18,100	311
*	Gran Tierra Energy Inc.	40,300	311
*	Energy Partners Ltd.	20,800	250
	Berry Petroleum Co. Class A	6,700	213
*	Energy XXI Bermuda Ltd.	9,130	211
*	OYO Geospace Corp.	3,600	208
*	Swift Energy Co.	6,700	188
*	PHI Inc.	11,600	188
*	James River Coal Co.	10,600	186
*	Gulfport Energy Corp.	12,400	172
*	Complete Production
	Services Inc.	8,300	170
*	Tetra Technologies Inc.	16,300	166
	Frontier Oil Corp.	12,200	163
*	International Coal Group Inc.	30,517	162
*	Brigham Exploration Co.	7,054	132
	CARBO Ceramics Inc.	1,500	121
*	Venoco Inc.	5,229	103

			Market
			Value
		Shares	($000)
*	Crosstex Energy Inc.	12,000	95
*	Cloud Peak Energy Inc.	4,200	77
*	Petroquest Energy Inc.	8,714	53
	RPC Inc.	1,700	36
*	Clayton Williams Energy Inc.	700	35
*	Newpark Resources Inc.	4,000	34
*	Warren Resources Inc.	8,300	33
			9,681
Financials (20.5%)
	Endurance Specialty
	Holdings Ltd.	29,600	1,178
	Ares Capital Corp.	74,600	1,168
	Platinum Underwriters
	Holdings Ltd.	25,100	1,092
	Bank of Hawaii Corp.	23,600	1,060
	First Citizens
	BancShares Inc. Class A	5,214	966
	Horace Mann
	Educators Corp.	54,300	965
	Nelnet Inc. Class A	42,000	961
*	World Acceptance Corp.	20,600	910
	Bank of the Ozarks Inc.	21,500	797
	International
	Bancshares Corp.	45,100	762
*	Credit Acceptance Corp.	12,510	758
	Cash America
	International Inc.	21,213	742
	Camden Property Trust	14,900	715
*	ProAssurance Corp.	11,500	662
	Taubman Centers Inc.	14,200	633
	Highwoods Properties Inc.	19,410	630
	Apartment Investment &
	Management Co.	29,100	622
	Brandywine Realty Trust	47,600	583
	United Bankshares Inc.	22,600	563
	CBL & Associates
	Properties Inc.	42,700	558
*	Forest City
	Enterprises Inc. Class A	43,300	556
	Prosperity Bancshares Inc.	16,300	529
*	Altisource Portfolio
	Solutions SA	16,800	523
	Douglas Emmett Inc.	29,600	518
	Extra Space Storage Inc.	31,600	507
	Trustmark Corp.	23,222	505
	Community Bank
	System Inc.	21,700	499
	Dime Community
	Bancshares Inc.	35,700	494
	UMB Financial Corp.	13,800	490
	City Holding Co.	15,762	483
*	Ashford Hospitality Trust Inc.	52,500	475
	Sun Communities Inc.	14,800	454
	Lexington Realty Trust	62,600	448

13

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Amtrust Financial
	Services Inc.	30,500	443
	U-Store-It Trust	52,300	437
	First Potomac Realty Trust	28,700	431
	Unitrin Inc.	17,400	424
*	Strategic Hotels &
	Resorts Inc.	97,400	413
*	Sunstone
	Hotel Investors Inc.	45,526	413
*	AmeriCredit Corp.	16,600	406
	Pennsylvania Real Estate
	Investment Trust	33,326	395
	Aspen Insurance
	Holdings Ltd.	13,000	394
	Infinity Property &
	Casualty Corp.	8,000	390
	Colonial Properties Trust	23,670	383
*	FPIC Insurance Group Inc.	10,800	379
	Parkway Properties Inc.	25,100	371
	SCBT Financial Corp.	11,800	368
	Equity Lifestyle
	Properties Inc.	6,700	365
	Winthrop Realty Trust	29,300	362
	PS Business Parks Inc.	6,036	341
	Mack-Cali Realty Corp.	9,920	324
	Montpelier Re Holdings Ltd.	16,200	281
	Advance America
	Cash Advance Centers Inc.	67,800	273
	Medical Properties Trust Inc.	26,300	267
	Acadia Realty Trust	13,300	253
	Hersha Hospitality Trust	45,900	238
	S&T Bancorp Inc.	13,300	232
	SL Green Realty Corp.	3,600	228
*	First Industrial
	Realty Trust Inc.	44,200	224
*	Cardtronics Inc.	14,100	218
	CapLease Inc.	38,700	216
	MVC Capital Inc.	14,961	194
	First Financial Bankshares Inc.	4,100	193
*	Signature Bank	4,900	190
	NBT Bancorp Inc.	8,600	190
	Provident New York Bancorp	22,443	188
	First Financial Corp.	6,200	183
	Bancfirst Corp.	4,326	175
	Abington Bancorp Inc.	16,000	169
	NewAlliance Bancshares Inc.	12,000	151
	Republic
	Bancorp Inc. Class A	6,500	137
	Glimcher Realty Trust	21,700	133
	Fulton Financial Corp.	14,700	133
	Westamerica Bancorporation	2,300	125
	Chimera Investment Corp.	30,400	120
	Camden National Corp.	2,900	101
	Provident
	Financial Services Inc.	7,400	91

			Market
			Value
		Shares	($000)
	MFA Financial Inc.	11,200	85
	Jones Lang LaSalle Inc.	970	84
	Great Southern Bancorp Inc.	3,700	81
	FBL Financial
	Group Inc. Class A	3,000	78
	BlackRock Kelso Capital Corp.	6,400	74
	Kearny Financial Corp.	7,900	70
	1st Source Corp.	3,800	66
*	Alleghany Corp.	200	61
	Park National Corp.	900	58
*	Greenlight Capital
	Re Ltd. Class A	2,300	58
	Tompkins Financial Corp.	1,430	57
*	Grubb & Ellis Co.	47,230	57
	Alterra Capital Holdings Ltd.	2,800	56
	Arrow Financial Corp.	2,198	55
	DiamondRock Hospitality Co.	5,768	55
	First Financial Bancorp	3,200	53
	Flagstone
	Reinsurance Holdings SA	5,000	53
	American
	Physicians Capital Inc.	1,272	53
	NGP Capital Resources Co.	5,800	53
*	First Cash Financial
	Services Inc.	1,800	50
	Potlatch Corp.	1,300	44
*	Ezcorp Inc. Class A	2,100	42
	Cardinal Financial Corp.	4,300	41
	Southside Bancshares Inc.	2,100	40
	Meadowbrook
	Insurance Group Inc.	4,400	39
	Lakeland Bancorp Inc.	4,600	39
	Protective Life Corp.	1,600	35
*	Beneficial Mutual
	Bancorp Inc.	3,800	34
	CapitalSource Inc.	6,300	34
	Capital Southwest Corp.	339	31
*	Meridian
	Interstate Bancorp Inc.	2,869	30
	Alexandria
	Real Estate Equities Inc.	400	28
	Northfield Bancorp Inc.	2,500	27
	Rockville Financial Inc.	1,800	21
			36,490
Health Care (11.2%)
*	Par Pharmaceutical Cos. Inc.	33,900	986
*	Bruker Corp.	70,000	982
*	Emergency Medical
	Services Corp. Class A	18,180	968
	STERIS Corp.	28,500	947
*	American Medical
	Systems Holdings Inc.	47,800	936

14

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Cooper Cos. Inc.	19,600	906
*	Cepheid Inc.	47,100	881
*	LifePoint Hospitals Inc.	23,100	810
	Medicis Pharmaceutical
	Corp. Class A	26,100	774
*	Bio-Rad Laboratories Inc.
	Class A	7,606	688
*	Tenet Healthcare Corp.	144,300	681
*	Health Management
	Associates Inc. Class A	88,300	676
	Chemed Corp.	11,500	655
	Invacare Corp.	23,400	620
*	Healthsouth Corp.	31,600	607
*	Impax Laboratories Inc.	27,800	550
*	Dionex Corp.	5,500	475
*	Kensey Nash Corp.	16,100	465
*	Healthspring Inc.	16,800	434
	Valeant Pharmaceuticals
	International Inc.	16,918	424
*	Sirona Dental Systems Inc.	11,700	422
*	Molina Healthcare Inc.	15,406	416
	PDL BioPharma Inc.	77,800	409
*	Cyberonics Inc.	15,191	405
*	Gentiva Health Services Inc.	16,900	369
*	Triple-S Management Corp.
	Class B	20,100	339
*	Magellan Health
	Services Inc.	6,500	307
*	Affymetrix Inc.	61,500	280
*	Amedisys Inc.	11,300	269
*	Corvel Corp.	6,100	259
*	Targacept Inc.	8,300	185
*	Nabi Biopharmaceuticals	36,600	176
*	Nektar Therapeutics	11,300	167
*	Medicines Co.	11,600	165
*	Catalyst Health Solutions Inc.	4,400	155
*	Enzon Pharmaceuticals Inc.	13,600	153
	Universal American Corp.	7,200	106
	Hill-Rom Holdings Inc.	2,600	93
*	Akorn Inc.	19,000	77
*	Osiris Therapeutics Inc.	10,000	73
*^	China Biologic Products Inc.	7,200	71
*	Zymogenetics Inc.	7,000	68
*	Genomic Health Inc.	4,500	60
*	Assisted Living Concepts Inc.
	Class A	1,800	55
*	Kindred Healthcare Inc.	3,600	47
	National Healthcare Corp.	1,200	45
	Owens & Minor Inc.	1,500	43
*	Medivation Inc.	3,200	42
*	Durect Corp.	15,900	40
*	AMERIGROUP Corp.	900	38
*	Clarient Inc.	11,100	38
*	Rigel Pharmaceuticals Inc.	4,200	35
*	Arqule Inc.	6,500	34
			19,906

			Market
			Value
		Shares	($000)
Industrials (15.2%)
	Timken Co.	36,200	1,389
	Toro Co.	20,500	1,153
*	EnerSys	43,576	1,088
*	Oshkosh Corp.	38,900	1,070
	AO Smith Corp.	18,100	1,048
*	EMCOR Group Inc.	40,800	1,003
*	Alaska Air Group Inc.	19,200	980
*	Armstrong World
	Industries Inc.	23,200	963
*	Avis Budget Group Inc.	81,000	944
*	WESCO International Inc.	23,900	939
*	Sauer-Danfoss Inc.	44,100	939
	Regal-Beloit Corp.	15,900	933
*	Consolidated Graphics Inc.	21,400	887
	Briggs & Stratton Corp.	41,500	789
*	Hawaiian Holdings Inc.	116,700	699
	Deluxe Corp.	34,400	658
*	ArvinMeritor Inc.	37,142	577
	Applied Industrial
	Technologies Inc.	17,100	523
	Cubic Corp.	12,300	502
*	Esterline Technologies Corp.	8,400	481
*	Amerco Inc.	5,900	469
	Allegiant Travel Co. Class A	11,000	466
	Crane Co.	11,600	440
*	M&F Worldwide Corp.	17,700	431
	Ennis Inc.	23,700	424
	Schawk Inc. Class A	22,500	415
*	Dollar Thrifty Automotive
	Group Inc.	8,145	408
*	Blount International Inc.	30,500	388
	Werner Enterprises Inc.	18,900	387
*	ACCO Brands Corp.	66,400	382
*	Thomas & Betts Corp.	9,000	369
*	UAL Corp.	15,000	354
*	Corrections Corp. of America	13,400	331
	Nordson Corp.	3,900	287
	Tennant Co.	8,500	263
	G&K Services Inc. Class A	9,700	222
*	United Stationers Inc.	4,100	219
	Ampco-Pittsburgh Corp.	8,130	202
	AAON Inc.	8,200	193
	Watts Water
	Technologies Inc. Class A	5,400	184
	Vicor Corp.	11,200	164
*	Atlas Air
	Worldwide Holdings Inc.	3,100	156
	Seaboard Corp.	86	152
	Healthcare
	Services Group Inc.	6,400	146
	Albany International Corp.	7,500	142
	Great Lakes Dredge &
	Dock Corp.	23,400	136
	Raven Industries Inc.	3,500	133
*	Powell Industries Inc.	3,793	118

15

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Ladish Co. Inc.	3,548	110
*	Kadant Inc.	5,400	102
*	Macquarie
	Infrastructure Co. LLC	6,000	93
	AZZ Inc.	2,100	90
	HNI Corp.	2,900	83
	Courier Corp.	5,800	82
	NACCO
	Industries Inc. Class A	942	82
*	Exponent Inc.	2,200	74
	Lindsay Corp.	1,700	74
*	ATC Technology Corp.	2,700	67
	Kimball
	International Inc. Class B	10,900	64
	Tredegar Corp.	3,300	63
*	EnPro Industries Inc.	1,900	59
	Standex International Corp.	2,300	56
	TAL International Group Inc.	2,167	52
	ABM Industries Inc.	2,200	47
*	GenCorp Inc.	9,100	45
*	Furmanite Corp.	9,000	44
*	Layne Christensen Co.	1,600	41
	Interface Inc. Class A	2,800	40
*	US Airways Group Inc.	4,300	40
	Quanex
	Building Products Corp.	2,100	36
*	Griffon Corp.	2,300	28
			27,018
Information Technology (17.7%)
*	VeriFone Systems Inc.	45,300	1,407
	Solera Holdings Inc.	30,200	1,334
*	Gartner Inc.	39,300	1,157
*	Riverbed Technology Inc.	24,900	1,135
*	RF Micro Devices Inc.	182,694	1,122
*	Tech Data Corp.	27,400	1,104
*	Rovi Corp.	18,683	942
	MAXIMUS Inc.	14,933	920
*	Teradyne Inc.	80,431	896
	Syntel Inc.	18,752	834
*	Vishay Intertechnology Inc.	84,600	819
*	TriQuint Semiconductor Inc.	83,568	802
	Earthlink Inc.	88,200	802
*	Anixter International Inc.	14,800	799
*	Unisys Corp.	28,460	794
*	Plexus Corp.	26,265	771
*	Sanmina-SCI Corp.	63,200	763
*	Atmel Corp.	90,900	724
*^	Veeco Instruments Inc.	19,900	694
*	Acxiom Corp.	41,400	657
*	Lattice Semiconductor Corp.	134,600	639
*	TIBCO Software Inc.	35,800	635
	Micrel Inc.	64,100	632
*	CSG Systems
	International Inc.	32,884	599

			Market
			Value
		Shares	($000)
*	Quantum Corp.	278,600	591
*	InterDigital Inc.	18,700	554
	iGate Corp.	28,871	524
*	QLogic Corp.	27,300	482
	Plantronics Inc.	13,800	466
*	Synaptics Inc.	15,100	425
	Opnet Technologies Inc.	22,300	405
*	MercadoLibre Inc.	5,500	397
*	Insight Enterprises Inc.	23,700	371
*	Mantech
	International Corp. Class A	8,925	353
*	Aruba Networks Inc.	16,300	348
*	Liquidity Services Inc.	20,300	325
*	Isilon Systems Inc.	14,168	316
*	SYNNEX Corp.	11,100	312
*	Fairchild Semiconductor
	International Inc. Class A	31,500	296
*	Conexant Systems Inc.	175,400	288
*	OSI Systems Inc.	7,600	276
*	Manhattan Associates Inc.	8,700	255
*	NeuStar Inc. Class A	9,700	241
*	MICROS Systems Inc.	5,400	229
*	Power-One Inc.	24,083	219
*	MicroStrategy Inc. Class A	2,200	191
	Blackbaud Inc.	7,700	185
*	Diodes Inc.	10,500	179
*	TeleTech Holdings Inc.	12,000	178
*	Netscout Systems Inc.	8,400	172
*	Volterra Semiconductor Corp.	7,900	170
*	Global
	Cash Access Holdings Inc.	38,500	157
*	Extreme Networks	42,600	132
*	ADC Telecommunications Inc.	9,800	124
*	Brightpoint Inc.	17,700	124
*	Netgear Inc.	3,100	84
*	Cadence Design Systems Inc. 10,200		78
*	AsiaInfo-Linkage Inc.	3,900	77
	Renaissance Learning Inc.	7,500	76
*	RealNetworks Inc.	21,900	71
*	Arris Group Inc.	6,500	63
*	THQ Inc.	15,600	63
	Heartland
	Payment Systems Inc.	4,000	61
*	Quest Software Inc.	2,200	54
*	Amkor Technology Inc.	8,100	53
*	Entegris Inc.	10,900	51
*	Progress Software Corp.	1,400	46
*	Interactive Intelligence Inc.	2,522	44
*	Kulicke & Soffa Industries Inc.	6,900	43
*	Littelfuse Inc.	966	42
*	Radiant Systems Inc.	2,200	38
*	Take-Two
	Interactive Software Inc.	3,700	37
*	CACI
	International Inc. Class A	800	36

16

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Omnivision Technologies Inc.	1,500	35
*	Powerwave Technologies Inc.	18,300	33
*	Cypress Semiconductor Corp.	2,600	33
*	Magma Design
	Automation Inc.	8,800	33
*	SMART Modular
	Technologies WWH Inc.	5,200	31
			31,448
Materials (5.7%)
*	PolyOne Corp.	95,300	1,152
*	Clearwater Paper Corp.	14,800	1,126
	Domtar Corp.	17,000	1,098
	Rock-Tenn Co. Class A	22,000	1,096
	Innophos Holdings Inc.	32,700	1,082
	Silgan Holdings Inc.	29,600	938
	Ashland Inc.	11,548	563
*	Solutia Inc.	33,000	529
	NewMarket Corp.	3,600	409
	Cytec Industries Inc.	7,200	406
	Schweitzer-Mauduit
	International Inc.	5,600	327
	Arch Chemicals Inc.	7,000	246
	Stepan Co.	4,100	242
*	Innospec Inc.	8,800	134
	Worthington Industries Inc.	7,500	113
*	Rockwood Holdings Inc.	3,400	107
*	Graphic Packaging
	Holding Co.	29,400	98
*	Wausau Paper Corp.	10,000	83
*	Boise Inc.	11,402	74
	Neenah Paper Inc.	4,544	69
*	WR Grace & Co.	2,300	64
	Buckeye Technologies Inc.	3,500	51
	Hawkins Inc.	1,200	43
	Cabot Corp.	1,100	36
	Minerals Technologies Inc.	600	35
*	Ferro Corp.	2,700	35
			10,156
	Telecommunication Services (1.0%)
*	tw telecom inc Class A	32,400	602
	USA Mobility Inc.	34,300	550
	NTELOS Holdings Corp.	16,900	286
*	Cincinnati Bell Inc.	67,800	181
	Consolidated
	Communications
	Holdings Inc.	4,500	84
*	ICO Global Communications
	Holdings Ltd.	31,900	52
*	Vonage Holdings Corp.	17,600	45
			1,800

		Market
		Value
	Shares	($000)
Utilities (4.0%)
Atmos Energy Corp.	41,400	1,211
IDACORP Inc.	23,700	851
NorthWestern Corp.	28,900	824
Hawaiian Electric
Industries Inc.	31,900	719
Southwest Gas Corp.	18,500	621
Unisource Energy Corp.	17,700	592
WGL Holdings Inc.	13,600	514
Cleco Corp.	16,900	501
Nicor Inc.	9,500	435
AGL Resources Inc.	8,980	345
UIL Holdings Corp.	5,900	166
PNM Resources Inc.	13,900	158
CMS Energy Corp.	7,200	130
* El Paso Electric Co.	3,000	71
Chesapeake Utilities Corp.	1,300	47
		7,185
Total Common Stocks
(Cost $148,007)		177,193
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.0%)
2,3 Vanguard Market
Liquidity Fund, 0.261%	1,922,897	1,923

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
4,5 Fannie Mae Discount
Notes, 0.321%, 3/1/11	100	100
Total Temporary Cash Investments
(Cost $2,023)		2,023
Total Investments (100.6%)
(Cost $150,030)		179,216
Other Assets and Liabilities (-0.6%)
Other Assets		467
Liabilities[3]		(1,585)
		(1,118)
Net Assets (100%)
Applicable to 10,772,107 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		178,098
Net Asset Value Per Share		$16.53

17

Strategic Small-Cap Equity Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	227,985
Undistributed Net Investment Income	510
Accumulated Net Realized Losses	(79,623)
Unrealized Appreciation (Depreciation)
Investment Securities	29,186
Futures Contracts	40
Net Assets	178,098

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $242,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.3% and 0.3%,  respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $260,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	2,271
Interest[1]	3
Security Lending	54
Total Income	2,328
Expenses
The Vanguard Group—Note B
Investment Advisory Services	144
Management and Administrative	472
Marketing and Distribution	43
Custodian Fees	16
Auditing Fees	26
Shareholders’ Reports	9
Total Expenses	710
Net Investment Income	1,618
Realized Net Gain (Loss)
Investment Securities Sold	7,944
Futures Contracts	189
Realized Net Gain (Loss)	8,133
Change in Unrealized Appreciation (Depreciation)
Investment Securities	14,594
Futures Contracts	44
Change in Unrealized Appreciation (Depreciation)	14,638
Net Increase (Decrease) in Net Assets Resulting from Operations	24,389
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,618	1,650
Realized Net Gain (Loss)	8,133	(65,678)
Change in Unrealized Appreciation (Depreciation)	14,638	37,159
Net Increase (Decrease) in Net Assets Resulting from Operations	24,389	(26,869)
Distributions
Net Investment Income	(1,717)	(1,950)
Realized Capital Gain	—	—
Total Distributions	(1,717)	(1,950)
Capital Share Transactions
Issued	42,151	36,953
Issued in Lieu of Cash Distributions	1,618	1,815
Redeemed	(52,860)	(45,230)
Net Increase (Decrease) from Capital Share Transactions	(9,091)	(6,462)
Total Increase (Decrease)	13,581	(35,281)
Net Assets
Beginning of Period	164,517	199,798
End of Period[1]	178,098	164,517
1 Net Assets—End of Period includes undistributed net investment income of $510,000 and $609,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Small-Cap Equity Fund

Financial Highlights

					April 20,
					2006[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.32	$16.60	$21.28	$19.04	$20.00
Investment Operations
Net Investment Income	.154	.145	.160	.220	.090
Net Realized and Unrealized Gain
(Loss) on Investments	2.216	(2.257)	(4.479)	2.170	(1.050)
Total from Investment Operations	2.370	(2.112)	(4.319)	2.390	(.960)
Distributions
Dividends from Net Investment Income	(.160)	(.168)	(.210)	(.150)	—
Distributions from Realized Capital Gains	—	—	(.151)	—	—
Total Distributions	(.160)	(.168)	(.361)	(.150)	—
Net Asset Value, End of Period	$16.53	$14.32	$16.60	$21.28	$19.04

Total Return[2]	16.70%	-12.48%	-20.50%	12.58%	-4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$178	$165	$200	$257	$180
Ratio of Total Expenses to
Average Net Assets	0.43%	0.43%	0.38%	0.38%	0.40%[3]
Ratio of Net Investment Income to
Average Net Assets	0.98%	1.18%	0.83%	1.07%	1.20%[3]
Portfolio Turnover Rate	66%	76%	99%	73%	35%

1 Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

Strategic Small-Cap Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $30,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	177,193	—	—
Temporary Cash Investments	1,923	100	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	179,114	100	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2010	21	1,416	40

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

23

Strategic Small-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $912,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $79,532,000 to offset future net capital gains of $31,060,000 through September 30, 2017, and $48,472,000 through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $150,087,000. Net unrealized appreciation of investment securities for tax purposes was $29,129,000, consisting of unrealized gains of $35,952,000 on securities that had risen in value since their purchase and $6,823,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $107,593,000 of investment securities and sold $115,927,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	2,676	3,107
Issued in Lieu of Cash Distributions	111	157
Redeemed	(3,504)	(3,808)
Net Increase (Decrease) in Shares Outstanding	(717)	(544)

H. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 17, 2010

Special 2010 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,717,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund
Periods Ended September 30, 2010
		Since
	One	Inception
	Year	(4/24/2006)
Returns Before Taxes	16.70%	-3.10%
Returns After Taxes on Distributions	16.51	-3.29
Returns After Taxes on Distributions and Sale of Fund Shares	11.06	-2.64

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,012.25	$2.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.91	2.18

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	JamesM. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2010: $114,000
Fiscal Year Ended September 30, 2009: $105,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2010: $3,607,060
Fiscal Year Ended September 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2010: $791,350
Fiscal Year Ended September 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2010: $336,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2010: $16,000
Fiscal Year Ended September 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered i nvestment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2010: $352,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

VANGUARD HORIZON FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.